United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/18

Date of Reporting Period: 12/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2018
Share Class	Primary	Service

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was -8.49% for the Primary Shares and -8.59% for the Service Shares.1 The -8.49% total return of the Primary Shares for the reporting period consisted of -11.11% in price depreciation and 2.62% in reinvested dividends. For the same period, the Russell 1000® Value Index (R1000V) returned -8.27%, and the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB) returned 0.01%. Weighting these (40% R1000V/60% BBAB), the blended index (“Blended Index”) return for the period was -3.12%.2 The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks3 and fixed-income securities with high current yield, through: (1) portfolio allocation; (2) sector and security selection for equities and; (3) sector and security selection for bonds to achieve the Fund's objectives of high current income and moderate capital appreciation.
MARKET OVERVIEW
During the reporting period, equity markets reached all-time highs despite large bouts of volatility. Tax reform was passed at the end of the prior year and helped propel equity markets to new highs in the first month of the reporting period. However, concerns over inflation and the path of future U.S. Federal Reserve Board (the “Fed”) interest rate increases quickly pulled the market down over 10%. During this decline, the CBOE Volatility Index® (VIX® Index)4 experienced its largest one-day spike on record – peaking over 50 on February 6th for just the second time since 2009. Positive global economic data eventually assuaged these concerns, and the Standard & Poor's 500 Index5 (S&P 500) reached a new all-time high in September. However, the fourth quarter saw economic data begin to slow. Furthermore, fears over the ongoing Robert Mueller investigation and further escalation in the trade war with China culminated with the S&P 500 falling over 19% to close the year with a negative total return for the first time since 2008.
The S&P 500 returned -4.38% for the reporting period. In general, value stocks underperformed growth stocks, with cyclical sectors outperforming defensive sectors. The S&P 500's weak performance in the Energy and Materials sectors was overshadowed by stronger performance in the HealthCare, Utilities and Consumer Discretionary sectors.
On the fixed income side, the U.S. Treasury curve flattened throughout the year as the Fed raised the federal funds target interest rate four times to 2.5%. Specifically, interest rates for maturities of 1-month to 2-years increased by at least 60 basis points, while the 5- and 30-year U.S. Treasury rates were up 0.30% and 0.27%, respectively. Despite solid domestic economic activity, total returns for the various fixed-income spread sectors were mixed for most of the year. The high-yield6 market outperformed all of the other major fixed-income markets through the first eleven months of the year. However, the risk-off sentiment in the equity and fixed-income markets in December led to wider credit spreads and the outperformance of the higher quality U.S. Treasury and mortgage-backed securities7 markets for the reporting period. Concerns over the possible U.S.–China trade war, slowing global growth, tighter monetary policy, and “Brexit” (the U.K. exiting the European Union) drama all contributed to the negative investor sentiment in the final month of the year. The Bloomberg Barclays U.S. Treasury Index8 total return for the reporting period was 0.86%, compared to the total returns of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (-2.08%), the Bloomberg Barclays EM Aggregate Index (-2.46%), the Bloomberg Barclays U.S. Corporate Investment Grade Index9 (-2.51%) and the Bloomberg Barclays MBS Index (0.99%).
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period was 56% fixed-income securities, 39% stocks and 5% cash equivalents and other assets/liabilities.
Relative to the Blended Index, the Fund's allocation had a slight positive effect on Fund performance because of an allocation to cash for futures margin.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the Fund contributed to the Fund's current income objective; however, it slightly underperformed the R1000V benchmark (-8.27%) during the reporting period. Fund management focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the equity component of the blended index, stock selection contributed negatively to
Annual Shareholder Report

the Fund's equity performance and was slightly offset by positive sector allocation. Stock selection in the HealthCare and Utilities sectors contributed positively to the Fund's equity performance. This was more than offset by negative stock selection in the Financials and Information Technology sectors. Sector selection in Information Technology and Energy helped the Fund's performance relative to the R1000V but was partially offset by negative sector selection in Financials.
During the reporting period, the Fund invested in S&P 500 futures contracts for volatility risk management purposes.10 The first and fourth quarters of 2018 contained large volatility spikes causing the Fund to reduce its allocation to futures, ending the year at about +2%. The long futures exposure in the year was the major negative contributor to Fund performance for the reporting period. As a result of the dynamic adjustment of futures exposure, combined with varying levels of market volatility, the realized, annualized daily volatility of the Fund during the reporting period was 10.6%, in the middle of the 8%-12% target range.
SECTOR AND SECURITY SELECTION–BONDS11
Sector allocation was the largest negative contributor to the Fund's fixed-income performance during the reporting period. The overweight to the credit-sensitive high-yield, emerging markets12 and investment-grade13 corporate sectors and the resulting underweight to the U.S. Treasury market resulted in the negative sector performance in a risk-off environment. Security selection was also negative across all of the fixed-income sectors. The fixed-income portfolio's duration14 averaged 92% of its benchmark in the last nine months of the reporting period, resulting in a positive contribution to performance in a raising rate environment. The fixed-income's yield curve positioning did not have a material impact on performance.
1	The Fund's Service (S) Class commenced operations on April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. It is anticipated that the expenses of the S class will be higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the P class.
2	During the reporting period, the Blended Index was adjusted to 40% R1000V/60% Bloomberg Barclays U.S. Aggregate Bond Index (BBAB) from the 40% Russell 1000® Value Index (R1000V)/ 20% Bloomberg Barclays High Yield 2% Issuer Capped Index (BBHY2%ICI)/20% Bloomberg Barclays Mortgage Backed Securities Index (BBMB)/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI). The total return of the former Blended Index for the period was -3.86%. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the current Blended Index. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
4	The CBOE Volatility Index® (VIX® Index) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index option prices.*
5	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S& P 500 Index.
6	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
7	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
8	The Bloomberg Barclays U.S. Treasury Index measures U.S dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.*
9	The Bloomberg Barclays U.S. Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.*
10	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
11	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
12	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
13	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
14	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2008 to December 31, 2018, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/60% Bloomberg Barclays U.S. Aggregate Bond Index (BBAB) (“Blended Index”).3,4 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
*	The performance of the Primary Shares and Service Shares is substantially similar for the time period shown and, therefore, only one line appears in the graph.

Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Primary Shares	-8.49%	2.26%	8.82%
Service Shares[5]	-8.59%	2.23%	8.81%
S&P 500	-4.38%	8.49%	13.12%
R1000V	-8.27%	5.95%	11.18%
Blended Index	-3.12%	4.05%	6.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
5	The Fund's Service (S) Class commenced operations on April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. It is anticipated that the expenses of the S class will be higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the P class.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Fixed-Income Securities	42.2%
Domestic Equity Securities	38.1%
International Fixed-Income Securities	3.7%
Federated High Income Bond Fund II, Class P	3.4%
Federated Project and Trade Finance Core Fund	3.0%
Emerging Markets Core Fund	2.3%
Federated Bank Loan Core Fund	1.1%
International Equity Securities	0.4%
Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares[2]	0.0%
Other Security Types[3]	0.1%
Derivative Contracts[4]	0.3%
Repurchase Agreement	4.6%
Other Assets and Liabilities—Net[5]	0.8%
TOTAL	100.0%
At December 31, 2018, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Financials	22.2%
Health Care	15.8%
Information Technology	9.4%
Energy	9.3%
Consumer Staples	7.9%
Industrials	7.5%
Telecommunication Services	7.3%
Utilities	6.5%
Consumer Discretionary	5.2%
Real Estate	4.7%
Materials	4.2%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.
2	Represents less than 0.1%.
3	Other Security Types consist of purchased options.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Co-Advisers assign a classification to securities not classified by the GICS and to securities for which the Co-Advisers do not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
December 31, 2018
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—38.5%
		Communication Services—2.8%
124,746		AT&T, Inc.	$3,560,251
1,444	[1]	Charter Communications, Inc.	411,497
73,565		Comcast Corp., Class A	2,504,888
44	[1]	DISH Network Corp., Class A	1,099
4,058	[1]	Discovery, Inc.	93,659
12,650	[1]	Liberty Sirius Group, Class A	465,520
17,383	[1]	Liberty Sirius Group, Class C	642,823
66,697		News Corp., Inc.	770,350
15,303		Telephone and Data System, Inc.	497,960
29,536		Twenty-First Century Fox, Inc.	1,421,272
9,775	[1]	U.S. Cellular Corp.	508,007
105,850		Verizon Communications, Inc.	5,950,887
9,292		Viacom, Inc., Class A	258,410
266		Viacom, Inc., Class B	6,836
16,539		Walt Disney Co.	1,813,501
		TOTAL	18,906,960
		Consumer Discretionary—2.0%
1,044	[1]	AutoZone, Inc.	875,227
4,783		Best Buy Co., Inc.	253,308
11,007	[1]	Bright Horizons Family Solutions, Inc.	1,226,730
4,438		Carnival Corp.	218,793
359		Columbia Sportswear Co.	30,188
4,258		Darden Restaurants, Inc.	425,204
23,608	[1]	eBay, Inc.	662,677
22,016		Extended Stay America, Inc.	341,248
27,007		Foot Locker, Inc.	1,436,772
158,637		Ford Motor Co.	1,213,573
4,933		General Motors Co.	165,009
34,965		Gentex Corp.	706,643
3,034		Kohl's Corp.	201,276
8,657		Las Vegas Sands Corp.	450,597
221		Lear Corp.	27,152
6,750		McDonald's Corp.	1,198,597
11,702	[1]	Michael Kors Holdings Ltd.	443,740
3,099	[1]	Norwegian Cruise Line Holdings Ltd.	131,367
25,798		Pulte Group, Inc.	670,490
1,485		Ralph Lauren Corp.	153,638
5,143		Royal Caribbean Cruises Ltd.	502,934
11,207		Tapestry, Inc.	378,236
14,493		Target Corp.	957,842
3,361		V.F. Corp.	239,774
18,845		Yum China Holdings, Inc.	631,873
		TOTAL	13,542,888
		Consumer Staples—3.0%
19,658		Colgate-Palmolive Co.	1,170,044
35,188		Conagra Brands, Inc.	751,616
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Consumer Staples—continued
21,757	[1]	Herbalife Ltd.	$1,282,575
10,354		Hershey Foods Corp.	1,109,742
1,949		Lamb Weston Holdings, Inc.	143,368
9,441		Molson Coors Brewing Co., Class B	530,207
54,331		Mondelez International, Inc.	2,174,870
6,673		PepsiCo, Inc.	737,233
50,795		Philip Morris International, Inc.	3,391,074
45,078		Procter & Gamble Co.	4,143,570
2,055	[1]	TreeHouse Foods, Inc.	104,209
841	[1]	US Foods Holding Corp.	26,609
11,977		Walgreens Boots Alliance, Inc.	818,388
45,381		WalMart, Inc.	4,227,240
		TOTAL	20,610,745
		Energy—3.6%
12,151		Anadarko Petroleum Corp.	532,700
12,466		Baker Hughes a GE Co. LLC	268,019
25,394		Cabot Oil & Gas Corp., Class A	567,556
36,486		Chevron Corp.	3,969,312
3,049		Cimarex Energy Co.	187,971
36,401		ConocoPhillips	2,269,602
22,861		Devon Energy Corp.	515,287
8,303		Diamondback Energy, Inc.	769,688
13,145		EOG Resources, Inc.	1,146,376
81,471		Exxon Mobil Corp.	5,555,508
7,896		Hess Corp.	319,788
24,911		Kinder Morgan, Inc.	383,131
14,131	[1]	Kosmos Energy Ltd.	57,513
17,312		Marathon Oil Corp.	248,254
14,062		Marathon Petroleum Corp.	829,799
35,140		Occidental Petroleum Corp.	2,156,893
20,540		Phillips 66	1,769,521
3,345		Pioneer Natural Resources, Inc.	439,934
24,513		Schlumberger Ltd.	884,429
13,953		Valero Energy Corp.	1,046,056
11,113	[1]	WPX Energy, Inc.	126,133
7,364	[1]	Whiting Petroleum Corp.	167,089
		TOTAL	24,210,559
		Financials—8.6%
23,438		AXA Equitable Holdings, Inc.	389,774
7,087		Aflac, Inc.	322,884
14,117		Allstate Corp.	1,166,488
57,387		Ally Financial, Inc.	1,300,389
2,777		Ameriprise Financial, Inc.	289,836
170,325		Annaly Capital Management, Inc.	1,672,592
2,945		BB&T Corp.	127,577
243,284		Bank of America Corp.	5,994,518
45,082		BankUnited, Inc.	1,349,755
30,600	[1]	Berkshire Hathaway, Inc.	6,247,908
12,254	[1]	Brighthouse Financial, Inc.	373,502
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Financials—continued
7,840		Capital One Financial Corp.	$592,626
80,427		Chimera Investment Corp.	1,433,209
498		Chubb Ltd.	64,332
42,988		Citigroup, Inc.	2,237,955
49,016		Citizens Financial Group, Inc.	1,457,246
18,622		Discover Financial Services	1,098,326
1,684		E*Trade Group, Inc.	73,894
65,078		Fifth Third Bancorp	1,531,285
12,344		Franklin Resources, Inc.	366,123
6,657		Goldman Sachs Group, Inc.	1,112,052
28,419		Huntington Bancshares, Inc.	338,755
86,171		JPMorgan Chase & Co.	8,412,013
17,007		KeyCorp	251,363
26,797		Legg Mason, Inc.	683,591
18,813		Lincoln National Corp.	965,295
50,200		MetLife, Inc.	2,061,212
40,634		Morgan Stanley	1,611,138
30,021		Navient Corp.	264,485
29,479	[1]	OneMain Holdings, Inc.	716,045
12,637		PNC Financial Services Group	1,477,392
31,167		Principal Financial Group, Inc.	1,376,646
24,571		Prudential Financial, Inc.	2,003,765
13,017		Regions Financial Corp.	174,167
3,284		Reinsurance Group of America	460,515
12,301		SunTrust Banks, Inc.	620,462
39,493		Synchrony Financial	926,506
7,379		U.S. Bancorp	337,220
42,284		Unum Group	1,242,304
94,713		Wells Fargo & Co.	4,364,375
441		White Mountains Insurance Group, Inc.	378,241
1,938		Zions Bancorporation, N.A.	78,954
		TOTAL	57,946,715
		Health Care—6.1%
54,122		Abbott Laboratories	3,914,644
10,432		Allergan PLC	1,394,341
6,629		Amgen, Inc.	1,290,467
6,462		Anthem, Inc.	1,697,115
22,568		Baxter International, Inc.	1,485,426
981	[1]	Biogen, Inc.	295,203
30,795		Bristol-Myers Squibb Co.	1,600,724
6,600		CIGNA Corp.	1,253,437
8,623		CVS Health Corp.	564,979
8,149		Cardinal Health, Inc.	363,445
1,964		Danaher Corp.	202,528
2,694	[1]	DaVita HealthCare Partners, Inc.	138,633
29,301		Dentsply Sirona, Inc.	1,090,290
13,843		Eli Lilly & Co.	1,601,912
8,760		Gilead Sciences, Inc.	547,938
9,795		HCA Healthcare, Inc.	1,218,988
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Health Care—continued
41,747	[1]	Hologic, Inc.	$1,715,802
46,283		Johnson & Johnson	5,972,821
13,420		McKesson Corp.	1,482,507
14,252		Medtronic PLC	1,296,362
59,311		Merck & Co., Inc.	4,531,954
5,405	[1]	Mylan NV	148,097
94,813		Pfizer, Inc.	4,138,588
28,577	[1]	Premier, Inc.	1,067,351
10,008		Thermo Fisher Scientific, Inc.	2,239,690
		TOTAL	41,253,242
		Industrials—2.9%
14,980		Ametek, Inc.	1,014,146
6,929		CSX Corp.	430,499
4,491		Caterpillar, Inc.	570,671
6,296		Crane Co.	454,445
5,032		Cummins, Inc.	672,476
1,280		Curtiss Wright Corp.	130,714
28,414		Delta Air Lines, Inc.	1,417,859
3,030		Eaton Corp. PLC	208,040
25,143		Emerson Electric Co.	1,502,294
230,157		General Electric Co.	1,742,288
36,026	[1]	HD Supply, Inc.	1,351,696
15,867		Honeywell International, Inc.	2,096,348
5,700	[1]	IHS Markit Ltd.	273,429
6,928		Ingersoll-Rand PLC, Class A	632,041
10,902	[1]	Jet Blue Airways Corp.	175,086
8,140		KAR Auction Services, Inc.	388,441
3,469		Kansas City Southern Industries, Inc.	331,116
1,025		Lockheed Martin Corp.	268,386
7,172		Masco Corp.	209,709
1,857		Norfolk Southern Corp.	277,696
2,693		Parker-Hannifin Corp.	401,634
1,042		Pentair PLC	39,367
60		Republic Services, Inc.	4,325
9,437		Southwest Airlines Co.	438,632
15,343		Terex Corp.	423,007
26,581		Textron, Inc.	1,222,460
5,813	[1]	USG Corp.	247,983
13,832	[1]	United Continental Holdings, Inc.	1,158,153
5,443		United Technologies Corp.	579,571
11,325		Waste Management, Inc.	1,007,812
		TOTAL	19,670,324
		Information Technology—3.6%
13,180	[1]	Aspen Technology, Inc.	1,083,132
129,045		Cisco Systems, Inc.	5,591,520
15,475		Cypress Semiconductor Corp.	196,842
7,253	[1]	Dell Technologies, Inc.	354,454
5,679		FLIR Systems, Inc.	247,264
12,248		Hewlett-Packard Co.	250,594
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Information Technology—continued
7,815		IBM Corp.	$888,331
110,578		Intel Corp.	5,189,426
13,482		Juniper Networks, Inc.	362,801
4,343	[1]	Keysight Technologies, Inc.	269,613
36,065		Marvell Technology Group Ltd.	583,892
18,421	[1]	Micron Technology, Inc.	584,498
19,411		Microsoft Corp.	1,971,575
978		NXP Semiconductors NV	71,668
14,018		National Instruments Corp.	636,137
58,256		Oracle Corp.	2,630,258
2,878	[1]	Qorvo, Inc.	174,781
42,959		Qualcomm, Inc.	2,444,797
29,894		Western Digital Corp.	1,105,181
		TOTAL	24,636,764
		Materials—1.6%
7,085		Air Products & Chemicals, Inc.	1,133,954
6,786		Ball Corp.	312,020
21,392		CF Industries Holdings, Inc.	930,766
2,972		Cabot Corp.	127,618
28,182		Domtar, Corp.	990,034
30,409		DowDuPont, Inc.	1,626,273
57,161		Freeport-McMoRan, Inc.	589,330
23,604		Huntsman Corp.	455,321
10,874		Linde PLC	1,696,779
5,583		LyondellBasell Investment LLC	464,282
13,138		Mosaic Co./The	383,761
8,047		Newmont Mining Corp.	278,829
2,806		Olin Corp.	56,429
17,154		Royal Gold, Inc.	1,469,240
728		Westlake Chemical Corp.	48,172
6,927		WestRock Co.	261,563
		TOTAL	10,824,371
		Real Estate—1.8%
79,607		Brookfield Property REIT, Inc.	1,281,673
20,315	[1]	CBRE Group, Inc.	813,413
19,621	[1]	Equity Commonwealth	588,826
11,477		Extra Space Storage, Inc.	1,038,439
277		Gaming and Leisure Properties, Inc.	8,950
50,145		Host Marriott Corp.	835,917
344	[1]	Howard Hughes Corp.	33,581
4,633		Hudson Pacific Properties, Inc.	134,635
836		Jones Lang LaSalle, Inc.	105,838
12,921		Lamar Advertising Co.	893,875
316		Medical PPTYS Trust, Inc.	5,081
26,506		Park Hotels & Resorts, Inc.	688,626
30,635		Rayonier, Inc.	848,283
38,586		Retail Properties of America, Inc.	418,658
11,544		SL Green Realty Corp.	912,900
8,161		Simon Property Group, Inc.	1,370,966
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Real Estate—continued
10,690		Spirit Realty Capital, Inc.	$376,822
32,328		Uniti Group, Inc.	503,347
41,689		Weingarten Realty Investors	1,034,304
17,792		Weyerhaeuser Co.	388,933
		TOTAL	12,283,067
		Utilities—2.5%
104,045		AES Corp.	1,504,491
7,535		Ameren Corp.	491,508
26,068		CMS Energy Corp.	1,294,276
6,488		DTE Energy Co.	715,626
4,772		Duke Energy Corp.	411,824
33,565		Exelon Corp.	1,513,781
25,416		MDU Resources Group, Inc.	605,917
41,876		NRG Energy, Inc.	1,658,290
3,296		NextEra Energy, Inc.	572,911
41,024		OGE Energy Corp.	1,607,731
18,889	[1]	P G & E Corp.	448,614
25,877		SCANA Corp.	1,236,403
21,815		Vectren Corp.	1,570,244
68,753	[1]	Vistra Energy Corp.	1,573,756
32,898		Xcel Energy, Inc.	1,620,884
		TOTAL	16,826,256
		TOTAL COMMON STOCKS (IDENTIFIED COST $271,200,474)	260,711,891
		ADJUSTABLE RATE MORTGAGES—0.0%
$7,462	[2]	Federal National Mortgage Association ARM, 4.534%, 9/1/2037 (IDENTIFIED COST $7,515)	7,843
		ASSET-BACKED SECURITIES—0.0%
150,000	[2]	American Express Credit Account Master Trust 2014-1, Class A, 2.825% (1-month USLIBOR +0.370%), 12/15/2021	150,103
42,000		PFS Financing Corp. 2016-BA, Class A, 1.870%, 10/15/2021	41,634
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $191,999)	191,737
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.1%
1,335,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 7/15/2049	1,302,426
340,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	353,396
1,000,000		Bank 2018-BN15, Class A4, 4.476%, 11/15/2061	1,054,694
85,000		Bank 2017-BNK8, Class A4, 3.488%, 11/15/2050	83,553
2,000,000		Benchmark Mortgage Trust 2018-B1, Class A5, 3.666%, 1/15/2051	2,002,469
1,195,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	1,125,370
50,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	49,056
875,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 8/10/2049	835,019
100,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	96,854
590,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 4/10/2046	583,385
105,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	104,639
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,904,913)	7,590,861
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.3%
		Financials—0.3%
790,000		FREMF Mortgage Trust 2015-K49 REMIC, Class B, 3.720%, 10/25/2048	758,864
750,000		Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A2, 2.673%, 3/25/2026	726,870
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
	Financials—continued
$149,056	Federal Home Loan Mortgage Corp. REMIC, Series K504, Class A2, 2.566%, 9/25/2020	$148,064
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,666,108)	1,633,798
	CORPORATE BONDS—20.1%
	Basic Industry - Chemicals—0.1%
200,000	Albemarle Corp., 4.150%, 12/1/2024	202,825
200,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	200,857
	TOTAL	403,682
	Basic Industry - Metals & Mining—0.2%
156,000	Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	151,709
650,000	Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	657,273
150,000	Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	142,441
55,000	Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	54,864
	TOTAL	1,006,287
	Basic Industry - Paper—0.1%
350,000	International Paper Co., Sr. Unsecd. Note, 4.400%, 8/15/2047	295,875
161,000	International Paper Co., Sr. Unsecd. Note, 4.750%, 2/15/2022	168,063
	TOTAL	463,938
	Capital Goods - Aerospace & Defense—0.5%
750,000	Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	722,392
500,000	BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.800%, 10/7/2024	499,584
800,000	Embraer Netherlands BV, Sr. Unsecd. Note, 5.050%, 6/15/2025	812,008
50,000	Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	52,313
160,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	149,429
400,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	384,519
585,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	548,010
500,000	Textron, Inc., Sr. Unsecd. Note, 3.650%, 3/15/2027	477,072
20,000	Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	19,583
25,000	Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	25,578
	TOTAL	3,690,488
	Capital Goods - Building Materials—0.1%
110,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	103,911
490,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	456,414
40,000	Masco Corp., Sr. Unsecd. Note, 4.375%, 4/1/2026	40,085
165,000	Masco Corp., Sr. Unsecd. Note, 4.500%, 5/15/2047	141,632
	TOTAL	742,042
	Capital Goods - Construction Machinery—0.1%
520,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	473,594
	Capital Goods - Diversified Manufacturing—0.6%
600,000	Hutchison Whampoa International Ltd., Sr. Unsecd. Note, 144A, 4.625%, 1/13/2022	620,056
750,000	Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	706,497
700,000	Parker-Hannifin Corp., Sr. Unsecd. Note, 3.250%, 3/1/2027	672,236
500,000	Roper Technologies, Inc., Sr. Unsecd. Note, 2.800%, 12/15/2021	490,160
800,000	Siemens Financieringsmat, Sr. Unsecd. Note, 144A, 3.400%, 3/16/2027	779,414
800,000	Valmont Industries, Inc., 5.250%, 10/1/2054	718,428
	TOTAL	3,986,791
	Capital Goods - Packaging—0.1%
600,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.650%, 9/15/2024	590,300
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Capital Goods - Packaging—continued
$360,000	WestRock Co., Sr. Unsecd. Note, 144A, 4.000%, 3/15/2028	$342,713
	TOTAL	933,013
	Communications - Cable & Satellite—0.7%
900,000	CCO Safari II LLC, 4.908%, 7/23/2025	895,757
250,000	CCO Safari II LLC, 6.484%, 10/23/2045	258,848
1,600,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	1,505,370
350,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	334,101
600,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	607,905
800,000	Cox Communications, Inc., Sr. Unsecd. Note, 144A, 3.350%, 9/15/2026	739,696
300,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	266,259
	TOTAL	4,607,936
	Communications - Media & Entertainment—0.5%
600,000	British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	598,516
800,000	CBS Corp., 4.900%, 8/15/2044	733,588
600,000	Discovery Communications LLC, Sr. Unsecd. Note, 3.950%, 3/20/2028	557,726
250,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.900%, 3/11/2026	252,325
500,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	439,378
100,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.600%, 4/15/2026	94,828
600,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	592,127
300,000	WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	275,511
	TOTAL	3,543,999
	Communications - Telecom Wireless—0.3%
300,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	310,659
350,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	339,689
360,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 6/15/2026	344,147
450,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.800%, 2/15/2028	423,120
500,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	494,850
280,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	264,164
	TOTAL	2,176,629
	Communications - Telecom Wirelines—0.8%
800,000	AT&T, Inc., Sr. Unsecd. Note, 3.200%, 3/1/2022	789,717
800,000	AT&T, Inc., Sr. Unsecd. Note, 4.800%, 6/15/2044	720,178
700,000	AT&T, Inc., Sr. Unsecd. Note, 5.150%, 3/15/2042	656,785
800,000	Deutsche Telekom International Finance BV, Sr. Unsecd. Note, 144A, 3.600%, 1/19/2027	756,233
580,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	533,469
700,000	Verizon Communications, Inc., Sr. Unsecd. Note, 1.750%, 8/15/2021	676,353
700,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	620,868
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	493,140
125,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	133,252
	TOTAL	5,379,995
	Consumer Cyclical - Automotive—0.7%
150,000	American Honda Finance Corp., Unsecd. Deb., Series MTN, 2.250%, 8/15/2019	149,311
200,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 2.850%, 1/6/2022	195,429
500,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 3.350%, 2/22/2023	493,434
170,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 1/15/2043	132,020
400,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.815%, 11/2/2027	338,285
350,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	291,528
400,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.000%, 10/6/2026	359,864
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—continued
$400,000	Hyundai Capital Services, Inc., Sr. Unsecd. Note, 144A, 2.625%, 9/29/2020	$393,185
200,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.250%, 1/13/2020	197,147
600,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.650%, 7/13/2022	574,016
720,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	700,324
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	200,535
600,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	595,691
	TOTAL	4,620,769
	Consumer Cyclical - Retailers—0.5%
589,000	Advance Auto Parts, Inc., 4.500%, 12/1/2023	603,438
310,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	304,120
1,050,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	1,026,444
540,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 4/15/2027	524,550
600,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	587,314
500,000	Home Depot, Inc., Sr. Unsecd. Note, 2.800%, 9/14/2027	470,104
40,000	O'Reilly Automotive, Inc., Sr. Unsecd. Note, 3.550%, 3/15/2026	38,502
	TOTAL	3,554,472
	Consumer Cyclical - Services—0.5%
800,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	783,111
400,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	386,608
400,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.875%, 8/22/2037	389,599
800,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	783,133
400,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	391,012
480,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	455,374
200,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	197,590
30,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	29,522
	TOTAL	3,415,949
	Consumer Non-Cyclical - Food/Beverage—1.4%
900,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 144A, 3.650%, 2/1/2026	851,499
900,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 144A, 4.900%, 2/1/2046	837,525
800,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	808,407
485,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	484,249
200,000	Danone SA, Sr. Unsecd. Note, 144A, 2.589%, 11/2/2023	190,338
600,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	548,670
500,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	478,278
200,000	General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	199,036
150,000	General Mills, Inc., Sr. Unsecd. Note, 4.550%, 4/17/2038	139,757
280,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	257,576
500,000	Grupo Bimbo SAB de CV, 144A, 4.875%, 6/27/2044	463,788
200,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	197,082
690,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	667,047
500,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.950%, 7/15/2025	484,781
140,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	115,909
220,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, 144A, 4.417%, 5/25/2025	219,379
650,000	Molson Coors Brewing Co., Sr. Unsecd. Note, 2.100%, 7/15/2021	627,055
800,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.000%, 10/15/2027	769,525
650,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	607,247
495,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	462,077
400,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.550%, 6/2/2047	352,273
	TOTAL	9,761,498
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Health Care—0.3%
$200,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	$202,092
600,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.700%, 6/6/2027	568,237
200,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 6/6/2047	189,085
100,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	94,058
820,000	Medtronic Global Holdings SCA, Sr. Unsecd. Note, 3.350%, 4/1/2027	804,482
10,000	Stryker Corp., Sr. Unsecd. Note, 3.500%, 3/15/2026	9,636
	TOTAL	1,867,590
	Consumer Non-Cyclical - Pharmaceuticals—0.4%
283,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	280,112
500,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	527,592
190,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	182,401
600,000	AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	559,457
600,000	Bayer US Finance LLC, Sr. Unsecd. Note, 144A, 3.375%, 10/8/2024	566,482
500,000	Celgene Corp., Sr. Unsecd. Note, 3.900%, 2/20/2028	470,150
200,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	169,289
200,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	152,972
	TOTAL	2,908,455
	Consumer Non-Cyclical - Products—0.1%
70,000	Newell Rubbermaid, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2026	68,509
600,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 3.000%, 6/26/2027	558,461
	TOTAL	626,970
	Consumer Non-Cyclical - Supermarkets—0.1%
600,000	Kroger Co., Sr. Unsecd. Note, 2.650%, 10/15/2026	534,992
200,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	176,125
	TOTAL	711,117
	Consumer Non-Cyclical - Tobacco—0.1%
350,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 4.540%, 8/15/2047	279,976
280,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	302,011
	TOTAL	581,987
	Energy - Independent—0.5%
400,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.450%, 7/15/2024	379,859
300,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 3/15/2026	314,796
700,000	Apache Corp., Sr. Unsecd. Note, 4.375%, 10/15/2028	655,550
100,000	Canadian Natural Resources Ltd., 3.900%, 2/1/2025	97,272
800,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 4/15/2024	789,777
250,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	232,518
300,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 1/15/2026	308,508
700,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	657,883
	TOTAL	3,436,163
	Energy - Integrated—0.5%
600,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 2.520%, 9/19/2022	580,509
110,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	104,823
300,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.062%, 3/17/2022	297,481
300,000	Husky Energy, Inc., 4.000%, 4/15/2024	297,221
300,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 4/15/2022	301,761
150,000	Petroleos Mexicanos, 6.500%, 6/2/2041	124,575
500,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.625%, 9/21/2023	470,500
300,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 1/23/2045	242,625
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Energy - Integrated—continued
$75,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	$72,708
500,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.125%, 5/11/2035	502,044
500,000		Suncor Energy, Inc., Sr. Unsecd. Note, 3.600%, 12/1/2024	489,657
		TOTAL	3,483,904
		Energy - Midstream—0.6%
225,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	213,585
40,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	40,528
500,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 5.150%, 3/15/2045	435,690
70,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	69,849
900,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.250%, 2/15/2048	802,022
200,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	213,106
450,000		Kinder Morgan, Inc., 5.050%, 2/15/2046	413,004
240,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	229,019
400,000		MPLX LP, Sr. Unsecd. Note, 4.900%, 4/15/2058	335,889
335,000		ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	311,013
120,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	114,817
200,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	201,632
490,000		Williams Partners LP, Sr. Unsecd. Note, 4.900%, 1/15/2045	446,694
		TOTAL	3,826,848
		Energy - Oil Field Services—0.0%
200,000		Weatherford International Ltd., 7.000%, 3/15/2038	104,000
		Energy - Refining—0.2%
600,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	584,525
220,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	214,986
600,000		Valero Energy Corp., Sr. Unsecd. Note, 4.900%, 3/15/2045	566,689
		TOTAL	1,366,200
		Financial Institution - Banking—3.8%
600,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 3.300%, 5/3/2027	584,497
20,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 2/1/2019	19,988
495,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 4/1/2022	486,944
250,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 3.750%, 12/6/2023	252,253
1,850,000		Bank of America Corp., Sr. Unsecd. Note, 3.419%, 12/20/2028	1,731,171
250,000		Bank of America Corp., Sr. Unsecd. Note, 3.705%, 4/24/2028	240,203
1,200,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.124%, 1/20/2023	1,180,263
50,000	[2]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.447% (3-month USLIBOR +0.650%), 10/1/2021	49,652
150,000		Bank of America Corp., Sub. Note, 6.500%, 9/15/2037	166,058
50,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	48,508
300,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	292,598
800,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.200%, 8/16/2023	760,075
200,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	194,601
500,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.050%, 3/9/2022	488,009
800,000		Citigroup, Inc., Sr. Unsecd. Note, 2.350%, 8/2/2021	777,618
570,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	537,277
1,900,000		Citigroup, Inc., Sr. Unsecd. Note, 3.668%, 7/24/2028	1,797,848
250,000		Citizens Bank NA, Sr. Unsecd. Note, Series BKNT, 2.550%, 5/13/2021	244,652
30,000		Comerica, Inc., 3.800%, 7/22/2026	29,212
350,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	336,123
800,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	795,609
1,300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.876%, 10/31/2022	1,263,022
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$1,400,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	$1,309,370
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	571,992
1,400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	1,343,426
200,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 3.150%, 3/14/2021	199,216
1,200,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.972%, 1/15/2023	1,170,568
1,850,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	1,754,211
650,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.500%, 1/24/2022	670,008
850,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	831,859
210,000		M&T Bank Corp., Sr. Unsecd. Note, 3.550%, 7/26/2023	210,904
500,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	485,907
1,850,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	1,773,090
250,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	277,386
275,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	275,655
400,000		PNC Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.250%, 1/22/2028	387,172
250,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 2/8/2021	248,535
600,000		SunTrust Bank, Inc., Sr. Unsecd. Note, Series BKNT, 3.000%, 2/2/2023	588,596
60,000		SunTrust Bank, Inc., Sr. Unsecd. Note, 2.900%, 3/3/2021	59,513
300,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	278,151
50,000	[2]	Wells Fargo & Co., Sr. Unsecd. Note, 3.756% (3-month USLIBOR +1.230%), 10/31/2023	49,878
1,300,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	1,250,136
		TOTAL	26,011,754
		Financial Institution - Broker/Asset Mgr/Exchange—0.2%
40,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	39,081
200,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.250%, 1/15/2036	201,247
200,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 1/20/2043	203,325
165,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	170,329
400,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/1/2020	400,062
200,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 4/1/2027	191,603
		TOTAL	1,205,647
		Financial Institution - Finance Companies—0.3%
750,000		Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	732,473
1,500,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	1,265,512
		TOTAL	1,997,985
		Financial Institution - Insurance - Health—0.3%
600,000		Halfmoon Parent, Inc., Sec. Fac. Bond, 144A, 4.125%, 11/15/2025	600,323
350,000		Halfmoon Parent, Inc., Sr. Unsecd. Note, 144A, 3.750%, 7/15/2023	349,173
800,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.950%, 10/15/2027	757,110
		TOTAL	1,706,606
		Financial Institution - Insurance - Life—0.6%
800,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	803,098
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	804,139
400,000		American International Group, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2022	415,315
450,000		Lincoln National Corp., Sr. Unsecd. Note, 3.625%, 12/12/2026	436,682
350,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	356,070
150,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	150,268
500,000		MetLife, Inc., Sr. Unsecd. Note, 4.050%, 3/1/2045	464,563
170,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	149,779
700,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 5/15/2044	699,847
		TOTAL	4,279,761
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - P&C—0.4%
$700,000	CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	$652,847
30,000	Chubb INA Holdings, Inc., 3.350%, 5/3/2026	29,390
490,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 4.400%, 3/15/2048	459,472
640,000	Liberty Mutual Group, Inc., 144A, 4.850%, 8/1/2044	624,506
500,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	759,502
	TOTAL	2,525,717
	Financial Institution - REIT - Apartment—0.3%
750,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	723,924
750,000	Mid-America Apartment Communities LP, 4.000%, 11/15/2025	748,661
200,000	UDR, Inc., Series MTN, 3.750%, 7/1/2024	198,918
550,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	522,199
	TOTAL	2,193,702
	Financial Institution - REIT - Healthcare—0.3%
300,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.950%, 1/15/2021	307,220
750,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 7/1/2027	715,788
600,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	568,051
100,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	97,324
450,000	Welltower, Inc., Sr. Unsecd. Note, 4.250%, 4/1/2026	450,111
	TOTAL	2,138,494
	Financial Institution - REIT - Office—0.2%
350,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	352,437
400,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	387,294
750,000	Boston Properties LP, Sr. Unsecd. Note, 3.650%, 2/1/2026	727,313
	TOTAL	1,467,044
	Financial Institution - REIT - Other—0.3%
820,000	Liberty Property LP, Sr. Unsecd. Note, 3.750%, 4/1/2025	800,344
650,000	ProLogis LP, Sr. Unsecd. Note, 4.250%, 8/15/2023	671,661
250,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	253,986
	TOTAL	1,725,991
	Financial Institution - REIT - Retail—0.3%
740,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	713,270
700,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	692,866
750,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	670,191
	TOTAL	2,076,327
	Technology—0.9%
600,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	580,478
1,350,000	Apple, Inc., Sr. Unsecd. Note, 2.500%, 2/9/2022	1,329,234
900,000	Apple, Inc., Sr. Unsecd. Note, 2.900%, 9/12/2027	848,835
75,000	Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	75,917
350,000	Cisco Systems, Inc., 3.625%, 3/4/2024	357,182
270,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	269,877
260,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	261,672
725,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	703,528
380,000	Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	382,748
600,000	Microsoft Corp., Sr. Unsecd. Note, 3.125%, 11/3/2025	594,254
245,000	Microsoft Corp., Sr. Unsecd. Note, 4.000%, 2/12/2055	241,685
600,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	579,696
20,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	20,195
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Technology—continued
$25,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	$25,425
	TOTAL	6,270,726
	Transportation - Railroads—0.1%
175,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.000%, 4/1/2025	170,600
750,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 6/1/2026	700,484
	TOTAL	871,084
	Transportation - Services—0.3%
400,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 3.300%, 10/15/2022	391,872
280,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 4.500%, 2/15/2045	264,752
500,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 2.700%, 3/14/2023	477,474
250,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	247,377
500,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	493,862
250,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.450%, 11/15/2021	249,869
	TOTAL	2,125,206
	Utility - Electric—1.4%
600,000	American Electric Power Co., Inc., Sr. Unsecd. Note, 3.200%, 11/13/2027	570,528
900,000	Berkshire Hathaway Energy Co., 3.500%, 2/1/2025	893,516
300,000	Berkshire Hathaway Energy Co., Sr. Unsecd. Note, 3.750%, 11/15/2023	304,434
900,000	Duke Energy Corp., Sr. Unsecd. Note, 2.650%, 9/1/2026	821,195
200,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	187,630
375,000	Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2067	346,406
400,000	Emera US Finance LP, Sr. Unsecd. Note, 3.550%, 6/15/2026	380,118
400,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	386,557
470,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	451,794
200,000	Enel Finance International SA, Company Guarantee, 144A, 6.000%, 10/7/2039	199,057
70,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	66,751
500,000	EverSource Energy, Sr. Unsecd. Note, Series N, 3.800%, 12/1/2023	505,335
320,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	304,868
500,000	Exelon Corp., Sr. Unsecd. Note, 4.450%, 4/15/2046	478,020
50,000	Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	50,723
150,000	Fortis, Inc./Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	137,238
20,000	Indiana Michigan Power Co., Sr. Unsecd. Note, Series K, 4.550%, 3/15/2046	20,253
490,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	477,905
200,000	Mississippi Power Co., Sr. Unsecd. Note, 3.950%, 3/30/2028	197,869
50,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	49,656
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	108,312
25,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 9/15/2019	24,868
700,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	699,812
500,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.950%, 3/30/2048	447,098
65,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	60,791
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	281,792
1,000,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	938,767
140,000	Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	138,195
	TOTAL	9,529,488
	Utility - Natural Gas—0.4%
200,000	Atmos Energy Corp., Sr. Unsecd. Note, 3.000%, 6/15/2027	191,048
700,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	727,818
750,000	Sempra Energy, Sr. Unsecd. Note, 3.400%, 2/1/2028	686,996
120,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	114,792
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Utility - Natural Gas—continued
$690,000	TransCanada PipeLines Ltd., Sr. Secd. Note, 5.100%, 3/15/2049	$688,612
	TOTAL	2,409,266
	TOTAL CORPORATE BONDS (IDENTIFIED COST $140,339,749)	136,209,114
	MORTGAGE-BACKED SECURITIES—0.0%
	Federal National Mortgage Association—0.0%
32,295	Federal National Mortgage Association, Pool AO8829, 3.500%, 30 Year, 7/1/2042	32,542
	Government National Mortgage Association—0.0%
7,754	Government National Mortgage Association, Pool 2796, 7.000%, 30 Year, 8/20/2029	8,724
4,417	Government National Mortgage Association, Pool 3040, 7.000%, 30 Year, 2/20/2031	5,018
12,608	Government National Mortgage Association, Pool 3188, 6.500%, 30 Year, 1/20/2032	14,200
15,182	Government National Mortgage Association, Pool 3239, 6.500%, 30 Year, 5/20/2032	17,155
	TOTAL	45,097
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $73,910)	77,639
	PURCHASED CALL OPTIONS—0.1%
1,850	SPDR S&P 500 ETF Trust, Notional Amount $46,235,200, Exercise Price $260.00, Expiration Date: 1/18/2019	246,975
13,000	SPDR S&P 500 ETF Trust, Notional Amount $324,896,000, Exercise Price $290.00, Expiration Date: 1/18/2019	19,500
	TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $861,900)	266,475
	U.S. TREASURIES—8.9%
$10,600,000	United States Treasury Bond, 2.750%, 8/15/2047	10,051,271
20,000	United States Treasury Bond, 2.750%, 11/15/2047	18,951
1,000	United States Treasury Bond, 3.000%, 11/15/2044	999
2,000,000	United States Treasury Bond, 3.125%, 5/15/2048	2,040,415
2,400,000	United States Treasury Note, 1.625%, 2/15/2026	2,246,688
7,000,000	United States Treasury Note, 1.875%, 12/31/2019	6,950,098
8,250,000	United States Treasury Note, 1.875%, 1/31/2022	8,105,057
1,000,000	United States Treasury Note, 2.000%, 10/31/2022	982,546
2,650,000	United States Treasury Note, 2.000%, 11/15/2026	2,529,371
2,300,000	United States Treasury Note, 2.125%, 11/30/2024	2,245,225
50,000	United States Treasury Note, 2.250%, 11/15/2027	48,338
5,700,000	United States Treasury Note, 2.500%, 6/30/2020	5,695,689
4,000,000	United States Treasury Note, 2.625%, 7/15/2021	4,014,897
3,000,000	United States Treasury Note, 2.750%, 6/30/2025	3,030,234
40,000	United States Treasury Note, 2.875%, 5/31/2025	40,689
1,200,000	United States Treasury Note, 2.875%, 5/15/2028	1,219,274
10,700,000	United States Treasury Note, 3.625%, 2/15/2021	10,947,487
3,240	U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2020	3,165
10,672	U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2046	10,116
	TOTAL U.S. TREASURIES (IDENTIFIED COST $59,543,165)	60,180,510
	INVESTMENT COMPANIES—26.1%
1,696,947	Emerging Markets Core Fund	15,730,695
769,550	Federated Bank Loan Core Fund	7,410,768
3,835,070	Federated High Income Bond Fund II, Class P	23,278,873
11,473,149	Federated Mortgage Core Portfolio	110,142,229
2,226,116	Federated Project and Trade Finance Core Fund	20,168,614
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	INVESTMENT COMPANIES—continued
1,012	Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares	$10,783
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $177,787,835)	176,741,962
	REPURCHASE AGREEMENT—4.6%
$31,098,000	Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $31,098,000)	31,098,000
	TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $690,675,568)[3]	674,709,830
	OTHER ASSETS AND LIABILITIES - NET—0.3%[4]	2,284,790
	TOTAL NET ASSETS—100%	$676,994,620
At December 31, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
1S&P 500 Index Long Futures	20	$12,526,000	March 2019	$(834,065)
[1]United States Treasury Notes 2-Year Long Futures	150	$31,846,875	March 2019	$219,977
[1]United States Treasury Notes 10-Year Ultra Short Futures	130	$16,910,156	March 2019	$(524,203)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,138,291)
At December 31, 2018, the Fund had the following outstanding written options contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
1SPDR S&P 500 ETF Trust (CALL-Option)	1,850	$46,235,200	January 2019	$270.00	$(32,375)
1SPDR S&P 500 ETF Trust (CALL-Option)	13,000	$324,896,000	January 2019	$295.00	$(19,500)
(PREMIUMS RECEIVED $237,872)					$(51,875)
Net Unrealized Depreciation on Futures Contracts and the value of Written Option Contracts is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) or an affiliate of the Co-Advisers. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
Affiliates	Balance of Shares Held 12/31/2017	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2018	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income
Emerging Markets Core Fund	—	1,975,558	(278,611)	1,696,947	$15,730,695	$(854,836)	$(208,507)	$725,270
Federated Bank Loan Core Fund	—	872,009	(102,459)	769,550	$7,410,768	$(364,931)	$(41,075)	$366,290
Federated High Income Bond Fund II, Class P	13,497,668	1,374,775	(11,037,373)	3,835,070	$23,278,873	$(4,243,076)	$1,253,866	$1,613,989
Federated Mortgage Core Portfolio	—	12,655,660	(1,182,511)	11,473,149	$110,142,229	$494,923	$(345,523)	$2,398,590
Federated Project and Trade Finance Core Fund	—	2,776,777	(550,661)	2,226,116	$20,168,614	$(477,342)	$(390,968)	$712,437
Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares	—	1,012	—	1,012	$10,783	$(762)	$—	$121
High Yield Bond Portfolio	—	156,975	(156,975)	—	$—	$—	$(81,535)	$12,859
TOTAL OF AFFILIATED TRANSACTIONS	13,497,668	19,812,766	(13,308,590)	20,001,844	$176,741,962	$(5,446,024)	$186,258	$5,829,556
1	Non-income-producing security.
Annual Shareholder Report

2	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
3	The cost of investments for federal tax purposes amounts to $692,143,229.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$249,997,182	$—	$—	$249,997,182
International	10,714,709	—	—	10,714,709
Debt Securities:
Adjustable Rate Mortgages	—	7,843	—	7,843
Asset-Backed Securities	—	191,737	—	191,737
Collateralized Mortgage Obligations	—	7,590,861		7,590,861
Commercial Mortgage-Backed Securities	—	1,633,798	—	1,633,798
Corporate Bonds	—	136,209,114	—	136,209,114
Mortgage-Backed Securities	—	77,639	—	77,639
U.S. Treasuries	—	60,180,510	—	60,180,510
Purchased Call Options	266,475	—	—	266,475
Investment Companies[1]	10,783	—	—	176,741,962
Repurchase Agreement	—	31,098,000	—	31,098,000
TOTAL SECURITIES	$260,989,149	$236,989,502	$—	$674,709,830
Other Financial Instruments
Assets
Futures Contracts	$219,977	$—	$—	$219,977
Written Options Contracts	—	—	—	—
Liabilities
Futures Contracts	(1,358,268)	—	—	(1,358,268)
Written Options Contracts	(51,875)	—	—	(51,875)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(1,190,166)	$—	$—	$(1,190,166)
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $176,731,179 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Emerging Markets Core Fund, Federated Bank Loan Core Fund, Federated High Income Bond Fund II, Class P and Federated Mortgage Core Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.80	$9.52	$9.29	$10.54	$11.30
Income From Investment Operations:
Net investment income (loss)[1]	0.23	0.29	0.34	0.44	0.54
Net realized and unrealized gain (loss)	(1.13)	1.39	0.34	(1.20)	(0.12)
TOTAL FROM INVESTMENT OPERATIONS	(0.90)	1.68	0.68	(0.76)	0.42
Less Distributions:
Distributions from net investment income	(0.30)	(0.40)	(0.45)	(0.44)	(0.38)
Distributions from net realized gain	—	—	—	(0.05)	(0.80)
TOTAL DISTRIBUTIONS	(0.30)	(0.40)	(0.45)	(0.49)	(1.18)
Net Asset Value, End of Period	$9.60	$10.80	$9.52	$9.29	$10.54
Total Return[2]	(8.49)%	18.11%	7.69%	(7.64)%	4.01%
Ratios to Average Net Assets:
Net expenses	0.89%	0.83%	0.79%[3]	0.75%[3]	0.76%
Net investment income	2.26%	2.91%	3.72%	4.38%	4.99%
Expense waiver/reimbursement[4]	0.03%	0.09%	0.14%	0.16%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$632,957	$621,804	$563,745	$631,701	$652,011
Portfolio turnover	96%	71%	90%	97%	54%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout the Period)
Period Ended December 31	2018[1]
Net Asset Value, Beginning of Period	$10.08
Income From Investment Operations:
Net investment income (loss)[2]	0.13
Net realized and unrealized gain (loss)	(0.62)
TOTAL FROM INVESTMENT OPERATIONS	(0.49)
Net Asset Value, End of Period	$9.59
Total Return[3]	(4.86)%
Ratios to Average Net Assets:
Net expenses	1.15%[4]
Net investment income	1.91%[4]
Expense waiver/reimbursement	0.02%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$44,037
Portfolio turnover	96%[5]
1	Reflects operations for the period from April 26, 2018 (date of initial investment) to December 31, 2018.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value including $176,741,962 of investment in affiliated holdings (identified cost $690,675,568)		$674,709,830
Cash denominated in foreign currencies (identified cost $38,939)		37,383
Restricted cash (Note 2)		772,320
Income receivable		2,434,174
Income receivable from affiliated holdings		547,130
Receivable for investments sold		32,375
Receivable for shares sold		220,988
Receivable for daily variation margin on futures contracts		65,190
TOTAL ASSETS		678,819,390
Liabilities:
Payable for investments purchased	$796,608
Payable for shares redeemed	807,746
Written options outstanding (premium $237,872), at value	51,875
Bank overdraft	45,896
Payable for investment adviser fee (Note 5)	13,502
Payable for administrative fees (Note 5)	1,820
Payable for portfolio accounting fees	39,742
Payable for distribution services fee (Note 5)	9,602
Accrued expenses (Note 5)	57,979
TOTAL LIABILITIES		1,824,770
Net assets for 70,552,009 shares outstanding		$676,994,620
Net Assets Consist of:
Paid-in capital		$738,324,054
Total distributable earnings (loss)		(61,329,434)
TOTAL NET ASSETS		$676,994,620
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($632,957,393 ÷ 65,959,981 shares outstanding), no par value, unlimited shares authorized		$9.60
Service Shares:
Net asset value per share ($44,037,227 ÷ 4,592,028 shares outstanding), no par value, unlimited shares authorized		$9.59
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Dividends (including $5,829,556 received from affiliated holdings* and net of foreign taxes withheld of $1,771)		$12,225,765
Interest		8,314,487
TOTAL INCOME		20,540,252
Expenses:
Investment adviser fee (Note 5)	$4,892,927
Administrative fee (Note 5)	653,638
Custodian fees	52,998
Transfer agent fee	54,869
Directors'/Trustees' fees (Note 5)	5,645
Auditing fees	34,570
Legal fees	13,601
Portfolio accounting fees	154,063
Distribution services fee (Note 5)	44,327
Printing and postage	113,529
Miscellaneous (Note 5)	30,316
TOTAL EXPENSES	6,050,483
Waiver/reimbursement of investment adviser fee (Note 5)	(196,006)
Net expenses		5,854,477
Net investment income		14,685,775
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $186,258 on sales of investments in affiliated holdings*)		(1,514,849)
Net realized gain on foreign currency transactions		1,864
Net realized loss on futures contracts		(20,089,579)
Net realized loss on written options		(1,088,010)
Net realized loss on swap contracts		(124,905)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(5,446,024) on investments in affiliated fund holdings*)		(52,070,273)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		(3,175)
Net change in unrealized appreciation of futures contracts		(4,600,537)
Net change in unrealized appreciation of written options		(282,817)
Net change in unrealized depreciation of swap contracts		140,921
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions		(79,631,360)
Change in net assets resulting from operations		$(64,945,585)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,685,775	$17,089,659
Net realized gain (loss)	(22,815,479)	66,499,270
Net change in unrealized appreciation/depreciation	(56,815,881)	14,324,983
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(64,945,585)	97,913,912
Distributions to Shareholders (Note 2):
Primary Shares	(17,245,330)	(22,796,040)
Share Transactions:
Proceeds from sale of shares	60,468,298	61,126,884
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	181,846,189	—
Net asset value of shares issued to shareholders in payment of distributions declared	17,245,330	22,796,040
Cost of shares redeemed	(122,178,476)	(100,981,610)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	137,381,341	(17,058,686)
Change in net assets	55,190,426	58,059,186
Net Assets:
Beginning of period	621,804,194	563,745,008
End of period	$676,994,620	$621,804,194
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The Co-Advisers each are registered as a “commodity pool operator” with respect to operation of the Fund.
Effective April 26, 2018, the Fund's original shares were redesignated as Primary Shares and the Fund's Service Shares commenced operations.
On August 17, 2018, the Fund acquired all of the net assets of Federated Managed Tail Risk Fund II, an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Federated Managed Tail Risk Fund II shareholders on August 3, 2018. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Federated Managed Tail Risk Fund II was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of Federated Managed Tail Risk Fund II Primary Shares exchanged, a shareholder received 0.4796 shares of the Fund's Primary Shares.
For every one share of Federated Managed Tail Risk Fund II Service Shares exchanged, a shareholder received 0.4799 shares of the Fund's Service Shares.
The Fund received net assets from Federated Managed Tail Risk Fund II as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Federated Managed Tail Risk Fund II Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
17,252,819	$181,846,189	$1,990,708	$599,415,157	$781,261,346
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended December 31, 2018, were as follows:
Net investment income*	$16,332,897
Net realized and unrealized loss on investments	$(82,276,859)
Net decrease in net assets resulting from operations	$(65,943,962)
*	Net investment income includes $133,000 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Federated Managed Tail Risk Fund II that have been included in the Fund's Statement of Operations as of December 31, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers,
Annual Shareholder Report

analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Co-Advisers and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $196,006 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $17,449,297.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Annual Shareholder Report

Certain swap contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account, offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At December 31, 2018, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $825,385. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $265,105,409 and $26,320,765, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2018, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to manage market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased call and put options held by the Fund throughout the period was $646,015 and $418,927, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written call and put options held by the Fund throughout the period was $81,721 and $132,087, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(304,226)*		$—
Equity contracts	Receivable for daily variation margin on futures contracts	$(834,065)*		$—
Equity contracts		$—	Written option contracts outstanding, at value	$ 51,875
Equity contracts	Purchased options, Investment in securities at value	$266,475		$—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$(871,816)		$51,875
*	Includes net cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$—	$667,493	$—	$—	$667,493
Credit contracts	$(124,905)	$—	$—	$—	$(124,905)
Equity contracts	$—	$(20,757,072)	$(4,756,608)	$(1,088,010)	$(26,601,690)
TOTAL	$(124,905)	$(20,089,579)	$(4,756,608)	$(1,088,010)	$(26,059,102)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Option Contracts[2]	Written Option Contracts	Total
Interest rate contracts	$—	$(251,260)	$—	$—	$(251,260)
Credit contracts	$140,921	$—	$—	$—	$140,921
Equity contracts	$—	$(4,349,277)	$735,950	$(282,817)	$(3,896,144)
TOTAL	$140,921	$(4,600,537)	$735,950	$(282,817)	$(4,006,483)
1	The net realized loss on Purchased Option Contracts is found within the Net realized loss on investments on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December	2018		2017
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	5,736,527	$59,498,677	6,093,908	$61,126,884
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	12,384,634	130,535,314	—	—
Shares issued to shareholders in payment of distributions declared	1,677,561	17,245,330	2,357,398	22,796,040
Shares redeemed	(11,423,916)	(118,377,677)	(10,085,603)	(100,981,610)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	8,374,806	$88,901,644	(1,634,297)	$(17,058,686)

Period Ended December	2018[1]		12/31/2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	95,335	$969,621	—	$—
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	4,868,185	51,310,875	—	—
Shares redeemed	(371,492)	(3,800,799)	—	—
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	4,592,028	$48,479,697	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	12,966,834	$137,381,341	(1,634,297)	$(17,058,686)
1	Reflects operations for the period from April 26, 2018 (date of initial investment) to December 31, 2018.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for defaulted securities, discount accretion/premium amortization on debt securities, partnership adjustments, return of capital adjustments to dividends received, foreign currency transactions, equalization reclasses, merger adjustments, expiration of capital loss carryforwards and credit default swap contracts.
For the year ended December 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$25,410,285	$(25,410,285)
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$17,245,330	$22,796,040
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$14,749,933
Unrealized depreciation	$(17,248,958)
Capital loss carry forwards and deferrals	$(58,830,409)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities, return of capital adjustments, deferral of losses on wash sales, straddle loss deferrals and mark-to-market of futures contracts.
At December 31, 2018, the cost of investments for federal tax purposes was $692,143,229. The net unrealized depreciation of investments for federal tax purposes was $17,347,979. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $20,440,352 and net unrealized depreciation from investments for those securities having an excess of cost over value of $37,788,331. The amounts presented are inclusive of derivative contracts.
At December 31, 2018, the Fund had a capital loss carryforward of $58,729,832 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$38,344,065	$20,385,767	$58,729,832
At December 31, 2018, for federal income tax purposes, the Fund had $100,577 in straddle loss deferrals.
As a result of the August 2018 tax-free transfer of assets from Federated Managed Tail Risk II, certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2018, the Co-Advisers waived $5,902 of their fees and reimbursed $190,104.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.100% of average daily net assets of the Fund.
Prior to September 1, 2017, the fee paid to FAS was based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$44,327
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2018, FSC did not retain any fees paid by the Fund.
Annual Shareholder Report

Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2018, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93% and 1.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) June 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $414,056 and $12,728,005, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$577,360,710
Sales	$429,045,817
7. Concentration of Risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income distributions made by the Fund during the year ended December 31, 2018, 29.58% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED VOLATILITY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Volatility Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$952.40	$4.43
Service Shares	$1,000	$951.40	$5.66
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.70	$4.58
Service Shares	$1,000	$1,019.40	$5.85
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Primary Shares	0.90%
Service Shares	1.15%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Managed Volatility Fund II (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract, under which Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania will serve as co-advisers to the Fund (“Co-Advisers”) for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by the Co-Advisers or their affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Co-Advisers or their affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the Board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers in addition to considering the allocation of that aggregate fee among the Co-Advisers and the rationale for that allocation.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contacts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Co-Advisers also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
Annual Shareholder Report

The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Co-Adviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Co-Advisers in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The investment advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The investment advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. Throughout the year, as well as in connection with its May meetings, the Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Co-Advisers and the resources of the Co-Advisers and their affiliates dedicated to the Fund. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate in the implementation of the Fund's strategy, as well as separately, to the extent to which specific services provided by a Co-Advisers are distinguishable and subject to meaningful assessment. In this regard, the Board evaluated, among other things, the Co-Advisers' personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Co-Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Co-Adviser and the compliance-related resources provided to the Fund by the Co-Advisers, including the Co-Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program. The Co-Advisers' ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Co-Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group. The Board noted that, effective April 26, 2018, the Fund changed its principal strategies and benchmark. Although the Board considered information comparing the Fund's performance to that of the relevant Peer Group, the Board concluded that, in light of the recent changes to the Fund, additional time is required to evaluate the Adviser's performance in managing the Fund under its new mandate.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Co-Advisers and their affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
Annual Shareholder Report

The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Co-Advisers have made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Co-Advisers' investments in these areas are extensive. In addition, the Board considered that the Co-Adviser and their affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
CUSIP 313916744
G00845-01 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Share Class	Primary	Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was -3.29% for the Primary Shares and -3.43% for the Service Shares. The total return of the Fund's Primary Shares consisted of 7.71% current income and -11.00% of depreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was -2.08% during the same period. The total return of the Lipper Variable Underlying High Yield Funds Average (LVHYFA),2 a peer group for the Fund, was -2.63% during the same period. The Fund's and LVHYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities. The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The total return for the high-yield3 market for the reporting period was disappointing on both an absolute and relative basis. For example, the BBHY2%ICI, which returned -2.08% for the period, substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index,4 a measure of high-quality bond5 performance, which returned 0.01% for the period. For most of the period, the high-yield market performed well compared to most fixed-income assets benefiting from a strong economy and strong corporate earnings with credit spreads touching cycle lows in early October. However, the fourth quarter proved difficult for the high-yield market as a number of factors took the market lower. These factors included the ongoing trade dispute with China, concerns about Federal Reserve policy, slowing economies in China and Europe, continuing political rancor between President Trump and Democrats and a steep drop in oil prices. These factors, along with rich valuations, led equity markets to approach bear market territory which also negatively impacted the high-yield market. In the fourth quarter decline, the high-yield market seemed to ignore continuing strong earnings from corporations, very low levels of unemployment in the U.S., good high-yield issuers' credit profiles and low default rates. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,6 began the reporting period at 394 basis points, reached a yearly low of 353 basis points on October 3rd before rising substantially to close the year at 575 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Electric Utilities, Media & Entertainment, Cable & Satellite and Healthcare. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Independent Energy, Automotive, Home Construction and Banking. From a credit quality perspective, the “CCC”-rated sector was the worst performer with a -3.84% total return followed by the “BB”-rated sector with a -2.42% return during the reporting period. The “B”-rated sector was the strongest-performing quality sector although it was also in negative territory with a -1.31% total return during the reporting period.
Annual Shareholder Report
1

Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. The Fund benefited from its underweight positions to the poor-performing Oil Field Services, Banking and Home Construction industry sectors. The Fund had overweight positions to the strong-performing Pharmaceutical, Healthcare and Media & Entertainment sectors and underweight positions to the poor-performing Independent Energy sector. However, much of the benefit from this sector positioning was offset by the Fund's specific holdings in these sectors which underperformed the overall segment.
Security Selection
The Fund was negatively affected by its security selection during the period. This was especially true in the Healthcare, Food & Beverage, Media & Entertainment, Packaging, Technology and Wireless Telecommunications industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Sesi LLC, Dish DBS Corp, Precision Drilling, Navient and Freeport-McMoRan.
The Fund was positively impacted by security selection in the Retail industry sector during the reporting period. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Radio One, Bausch Health Cos., Platform Specialty Products, Seminole Hard Rock Entertainment and Enviva Partners.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)2 and the Lipper Variable Underlying High Yield Funds Average (LVHYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Primary Shares	-3.29%	3.51%	10.40%
Service Shares	-3.43%	3.26%	10.12%
BBHY2%ICI	-2.08%	3.84%	11.14%
LVHYFA	-2.63%	2.87%	9.25%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI and the LVHYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	11.5%
Cable Satellite	8.4%
Technology	7.9%
Midstream	6.4%
Packaging	6.1%
Independent Energy	5.7%
Media Entertainment	4.9%
Gaming	4.4%
Pharmaceuticals	4.3%
Wireless Communications	4.2%
Other[2]	32.8%
Cash Equivalents[3]	1.8%
Other Assets and Liabilities—Net[4]	1.6%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2018
Principal Amount		Value
	CORPORATE BONDS—96.6%
	Aerospace/Defense—1.2%
$250,000	Engility Corp., Sr. Unsecd. Note, 8.875%, 9/1/2024	$267,813
200,000	TransDigm UK Holdings PLC, Sr. Sub., 144A, 6.875%, 5/15/2026	191,000
575,000	TransDigm, Inc., Sr. Sub. Note, 6.000%, 7/15/2022	562,781
600,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	585,750
200,000	TransDigm, Inc., Sr. Sub., 6.375%, 6/15/2026	186,750
	TOTAL	1,794,094
	Automotive—2.5%
700,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	539,000
725,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	651,594
300,000	BCD Acquisition, Inc., 144A, 9.625%, 9/15/2023	309,750
600,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	578,250
50,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	46,875
275,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	242,344
275,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	248,531
250,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	235,000
1,025,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	897,459
	TOTAL	3,748,803
	Banking—0.5%
825,000	Ally Financial, Inc., Sr. Sub. Note, 5.750%, 11/20/2025	823,969
	Building Materials—1.9%
75,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2023	74,438
475,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	454,071
200,000	Beacon Roofing Supply, Inc., Sr. Unsecd. Note, 144A, 4.875%, 11/1/2025	176,500
375,000	Building Materials Corp. of America, Sr. Unsecd. Note, 144A, 6.000%, 10/15/2025	361,069
425,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	379,312
180,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2023	175,275
125,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/15/2026	118,125
425,000	Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	390,469
600,000	Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	526,500
150,000	USG Corp., Sr. Unsecd. Note, 144A, 4.875%, 6/1/2027	151,500
	TOTAL	2,807,259
	Cable Satellite—8.4%
325,000	CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	319,313
775,000	CCO Holdings LLC/Cap Corp., 5.750%, 9/1/2023	773,062
650,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	599,625
500,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	486,250
375,000	CSC Holdings LLC, 144A, 5.375%, 7/15/2023	366,907
325,000	CSC Holdings LLC, 144A, 5.500%, 5/15/2026	307,125
450,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.625%, 10/15/2025	456,750
275,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	275,688
225,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.750%, 7/15/2025	229,500
200,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 10.125%, 1/15/2023	215,652
400,000	CSC Holdings LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	393,000
450,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2024	413,437
450,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	443,250
700,000	Charter Communications Holdings II, 5.750%, 1/15/2024	698,250
100,000	DISH DBS Corp., 5.000%, 3/15/2023	83,625
Annual Shareholder Report
5

Principal Amount		Value
	CORPORATE BONDS—continued
	Cable Satellite—continued
$200,000	DISH DBS Corp., 5.875%, 7/15/2022	$184,750
950,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	768,312
200,000	DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	166,000
150,000	Intelsat Jackson Holdings S.A., 144A, 8.000%, 2/15/2024	154,875
575,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	560,625
475,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	415,625
125,000	Sirius XM Radio, Inc., 144A, 4.625%, 5/15/2023	120,313
400,000	Sirius XM Radio, Inc., 144A, 6.000%, 7/15/2024	402,500
100,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/1/2027	91,750
675,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2025	642,094
850,000	Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	773,500
275,000	Unitymedia KabelBW Gmbh, 144A, 6.125%, 1/15/2025	277,723
475,000	Virgin Media Secured Finance PLC, 144A, 5.250%, 1/15/2026	437,000
200,000	Virgin Media Secured Finance PLC, 144A, 5.500%, 8/15/2026	185,470
200,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2025	188,756
200,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 6.000%, 10/15/2024	192,850
700,000	Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	628,250
300,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 5.875%, 1/15/2025	272,250
	TOTAL	12,524,077
	Chemicals—2.6%
200,000	Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	192,500
625,000	Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	590,625
675,000	Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	614,250
625,000	Hexion U.S. Finance Corp., 6.625%, 4/15/2020	500,000
425,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	376,125
100,000	PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	93,000
100,000	Platform Specialty Products Corp., Sr. Unsecd. Note, 144A, 5.875%, 12/1/2025	94,000
1,100,000	Platform Specialty Products Corp., Sr. Unsecd. Note, 144A, 6.500%, 2/1/2022	1,104,125
325,000	Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	301,437
	TOTAL	3,866,062
	Construction Machinery—0.7%
100,000	United Rentals North America, Inc., Sr. Unsecd. Note, 6.500%, 12/15/2026	98,750
525,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	488,250
450,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	425,813
	TOTAL	1,012,813
	Consumer Cyclical Services—0.3%
525,000	GW Honos Security Corp., Sr. Unsecd. Note, 144A, 8.750%, 5/15/2025	480,375
	Consumer Products—1.4%
50,000	Energizer Gamma Acquisition, Inc., Sr. Unsecd. Note, 144A, 6.375%, 7/15/2026	46,000
125,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2025	113,125
425,000	First Quality Finance Co., Inc., 144A, 4.625%, 5/15/2021	413,313
650,000	Prestige Brands Holdings, Inc., 144A, 5.375%, 12/15/2021	637,812
750,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	727,500
125,000	Spectrum Brands, Inc., 6.125%, 12/15/2024	120,938
	TOTAL	2,058,688
	Diversified Manufacturing—1.1%
584,000	Gates Global LLC, 144A, 6.000%, 7/15/2022	574,510
375,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	321,563
550,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	545,187
Annual Shareholder Report
6

Principal Amount		Value
	CORPORATE BONDS—continued
	Diversified Manufacturing—continued
$175,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	$165,594
	TOTAL	1,606,854
	Environmental—0.4%
600,000	Tervita Escrow Corp., 144A, 7.625%, 12/1/2021	574,500
	Finance Companies—2.6%
225,000	Avolon Holdings Ltd., Sr. Unsecd. Note, 144A, 5.125%, 10/1/2023	215,437
1,275,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	1,071,000
100,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	85,500
100,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	83,250
100,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	86,250
150,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 4.500%, 3/15/2023	140,625
125,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2022	121,406
1,150,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 2/15/2024	1,112,625
850,000	Quicken Loans, Inc., 144A, 5.750%, 5/1/2025	799,000
225,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	199,969
	TOTAL	3,915,062
	Food & Beverage—2.6%
625,000	Anna Merger Subsidiary, Inc., 144A, 7.750%, 10/1/2022	118,750
425,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	416,500
400,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	374,000
200,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	198,500
675,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	630,281
300,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2025	289,068
200,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	184,750
1,125,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	1,060,312
650,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	634,563
	TOTAL	3,906,724
	Gaming—4.4%
200,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	194,250
400,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	405,500
100,000	Boyd Gaming Corp., Sr. Unsecd. Note, Series WI, 6.000%, 8/15/2026	93,875
925,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	797,812
550,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 4/1/2025	533,302
100,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	99,375
675,000	MGM Resorts International, 6.000%, 3/15/2023	680,062
100,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	90,250
325,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	315,250
400,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	375,500
275,000	Penn National Gaming, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2027	246,813
575,000	Rivers Pittsburgh LP, 144A, 6.125%, 8/15/2021	559,188
825,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 144A, 5.875%, 5/15/2021	827,062
550,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	536,250
475,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	431,063
500,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, 144A, 5.875%, 5/15/2025	468,750
	TOTAL	6,654,302
	Health Care—11.5%
175,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	166,688
625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	606,250
700,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/15/2023	595,000
750,000	Avantor, Inc., Sr. Unsecd. Note, 144A, 9.000%, 10/1/2025	751,875
Annual Shareholder Report
7

Principal Amount		Value
	CORPORATE BONDS—continued
	Health Care—continued
$225,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	$205,324
150,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	148,500
525,000	CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	241,500
100,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/1/2026	98,750
425,000	Enterprise Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.750%, 10/15/2026	368,688
1,025,000	HCA, Inc., 5.000%, 3/15/2024	1,017,312
200,000	HCA, Inc., 5.875%, 5/1/2023	203,000
525,000	HCA, Inc., 5.875%, 2/15/2026	523,688
625,000	HCA, Inc., Sr. Secd. Note, 5.250%, 4/15/2025	623,437
750,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	733,125
175,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 9/1/2026	170,625
525,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	503,344
400,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	380,000
200,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 5.250%, 12/1/2023	196,500
250,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	241,875
1,125,000	MPH Acquisition Holdings LLC, 144A, 7.125%, 6/1/2024	1,051,875
1,650,000	Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 5/15/2022	1,493,250
500,000	Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	457,935
925,000	SteriGenics—Nordion Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 5/15/2023	888,000
575,000	SteriGenics Nordion Topc, Sr. Unsecd. Note, 144A, 8.125%, 11/1/2021	541,938
825,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 7/1/2025	705,375
1,225,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	1,006,031
50,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	46,563
450,000	Teleflex, Inc., Sr. Unsecd. Note, 5.250%, 6/15/2024	450,000
575,000	Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025	537,625
275,000	Tenet Healthcare Corp., Sr. Secd. Note, 144A, 4.625%, 7/15/2024	256,781
75,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 144A, 7.000%, 8/1/2025	69,656
675,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	636,187
625,000	Vizient, Inc., Sr. Unsecd. Note, 144A, 10.375%, 3/1/2024	664,062
650,000	West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	578,500
	TOTAL	17,159,259
	Health Insurance—0.3%
75,000	Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	71,813
250,000	Centene Escrow Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	243,750
125,000	WellCare Health Plans, Inc., Sr. Unsecd. Note, 144A, 5.375%, 8/15/2026	120,937
	TOTAL	436,500
	Independent Energy—5.7%
325,000	Antero Resources Corp., Sr. Unsecd. Note, 5.000%, 3/1/2025	295,750
175,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 10.000%, 4/1/2022	179,865
250,000	Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	226,250
469,000	Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	438,515
75,000	Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	70,125
75,000	Carrizo Oil & Gas, Inc., 6.250%, 4/15/2023	69,750
400,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	394,000
250,000	Chesapeake Energy Corp., Sr. Unsecd. Note, 7.000%, 10/1/2024	217,500
825,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series WI, 8.000%, 6/15/2027	697,125
600,000	Crownrock LP/Crownrock F, 144A, 5.625%, 10/15/2025	542,250
375,000	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, 144A, 8.000%, 11/29/2024	281,250
250,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.750%, 1/30/2028	256,300
250,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	222,500
Annual Shareholder Report
8

Principal Amount		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$325,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	$288,844
200,000	Jagged Peak Energy, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2026	187,000
75,000	Laredo Petroleum, 5.625%, 1/15/2022	67,688
225,000	Laredo Petroleum, Sr. Unsecd. Note, 6.250%, 3/15/2023	203,062
500,000	Oasis Petroleum, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2026	421,250
175,000	PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	162,312
250,000	PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	223,125
100,000	Parsley Energy LLC/Parsley Finance Corp., 144A, 6.250%, 6/1/2024	97,250
125,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2025	115,625
200,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	182,750
200,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	178,000
175,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	145,906
425,000	Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	350,625
250,000	SM Energy Co., Sr. Unsecd. Note, 5.000%, 1/15/2024	218,750
150,000	SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	131,250
25,000	SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	22,375
175,000	SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	157,500
475,000	SRC Energy, Inc., Sr. Unsecd. Note, Series WI, 6.250%, 12/1/2025	396,625
325,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	310,375
125,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 6.875%, 4/15/2022	45,000
375,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2025	120,000
475,000	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.250%, 4/1/2023	434,625
150,000	Whiting Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.625%, 1/15/2026	129,375
	TOTAL	8,480,492
	Industrial - Other—0.7%
100,000	Anixter, Inc., Sr. Unsecd. Note, 144A, 6.000%, 12/1/2025	99,500
525,000	Hillman Group, Inc., Unsecd. Note, 144A, 6.375%, 7/15/2022	430,500
325,000	KAR Auction Services, Inc., Sr. Unsecd. Note, 144A, 5.125%, 6/1/2025	294,937
125,000	Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	123,438
100,000	Stevens Holding Company, Inc., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2026	99,000
	TOTAL	1,047,375
	Insurance - P&C—2.9%
550,000	Acrisure LLC, Sr. Unsecd. Note, 144A, 7.000%, 11/15/2025	471,625
375,000	AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	355,312
200,000	Ardonagh Midco Three PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	172,000
625,000	AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	566,425
1,275,000	Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	1,160,250
425,000	Kirs Midco 3 PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	363,375
700,000	NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	630,000
650,000	USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	598,949
	TOTAL	4,317,936
	Leisure—0.7%
875,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	826,875
325,000	Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	301,438
	TOTAL	1,128,313
	Lodging—0.3%
375,000	Hilton Domestic Operations, Sr. Unsecd. Note, 144A, 5.125%, 5/1/2026	360,938
175,000	Wyndham Hotels & Resorts, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2026	168,875
	TOTAL	529,813
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Media Entertainment—4.9%
$200,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	$182,000
475,000		AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	451,250
475,000		CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	444,125
750,000	[1,2]	Clear Channel Communications, Inc., Company Guarantee, 9.000%, 3/1/2021	506,250
275,000		Clear Channel Worldwide, Series A, 6.500%, 11/15/2022	273,625
150,000		Clear Channel Worldwide, Series B, 6.500%, 11/15/2022	150,750
600,000		Gannett Co., Inc., 6.375%, 10/15/2023	603,750
75,000		Gray Escrow, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2027	73,307
375,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.125%, 10/15/2024	346,687
325,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	303,810
225,000		Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	225,000
325,000		Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	299,812
825,000		Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 8/1/2024	773,437
225,000		Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	216,000
325,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	305,500
275,000		Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.875%, 3/15/2025	270,875
200,000		Sinclair Television Group, 144A, 5.625%, 8/1/2024	188,000
75,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.125%, 2/15/2027	66,563
800,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	749,000
575,000		Tribune Media Co., Sr. Unsecd. Note, 5.875%, 7/15/2022	580,750
325,000		Urban One, Inc., 144A, 7.375%, 4/15/2022	308,750
		TOTAL	7,319,241
		Metals & Mining—1.8%
375,000		Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	331,406
575,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	533,312
600,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	475,500
175,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2023	173,688
325,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	319,312
100,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.250%, 4/15/2023	99,000
225,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.500%, 10/1/2024	223,313
275,000		Teck Resources Ltd., Sr. Unsecd. Note, 6.000%, 8/15/2040	257,125
350,000		Teck Resources Ltd., Sr. Unsecd. Note, 6.125%, 10/1/2035	336,000
		TOTAL	2,748,656
		Midstream—6.4%
200,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.500%, 5/20/2025	184,000
175,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	155,750
550,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	504,625
550,000		Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	515,625
500,000		Atlas Pipeline Partners LP, 5.875%, 8/1/2023	482,500
500,000		CNX Midstream Partners LP/CNX Midstream Finance Corp, Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	477,500
600,000		Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	598,500
125,000		Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 7.000%, 6/30/2024	132,188
400,000		Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	374,500
425,000		Cheniere Energy Partners, LP, Sr. Unsecd. Note, 144A, 5.625%, 10/1/2026	398,437
200,000		Energy Transfer Equity LP, 5.875%, 1/15/2024	204,676
300,000		Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	243,000
100,000		Ferrellgas, L.P., Sr. Unsecd. Note, 6.500%, 5/1/2021	82,500
600,000		Ferrellgas, L.P., Sr. Unsecd. Note, 6.750%, 1/15/2022	492,000
800,000		Holly Energy Partners LP, 144A, 6.000%, 8/1/2024	788,000
700,000		NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	655,375
Annual Shareholder Report
10

Principal Amount		Value
	CORPORATE BONDS—continued
	Midstream—continued
$450,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	$420,750
450,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	400,500
500,000	Summit Midstream Holdings LLC, 5.500%, 8/15/2022	477,500
475,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	439,375
50,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2023	48,875
150,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.500%, 2/15/2026	142,500
275,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	257,917
275,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2027	259,187
475,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/15/2026	464,312
177,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.250%, 10/15/2022	180,983
175,000	TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	157,500
	TOTAL	9,538,575
	Oil Field Services—1.8%
75,000	Apergy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 5/1/2026	73,125
275,000	Nine Energy Services, Inc., Sr. Unsecd. Note, 144A, 8.750%, 11/1/2023	262,625
200,000	Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	173,000
300,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.750%, 12/15/2023	277,875
150,000	Sesi LLC, 7.125%, 12/15/2021	128,250
725,000	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	580,000
350,000	Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	300,563
525,000	USA Compression Partners LP, Sr. Unsecd. Note, 144A, 6.875%, 4/1/2026	506,625
350,000	Weatherford International Ltd., 7.000%, 3/15/2038	182,000
150,000	Weatherford International Ltd., Sr. Unsecd. Note, 8.250%, 6/15/2023	91,125
150,000	Weatherford International, Inc., Sr. Unsecd. Note, 6.800%, 6/15/2037	79,500
	TOTAL	2,654,688
	Packaging—6.1%
475,000	ARD Finance SA, Sec. Fac. Bond, 7.125%, 9/15/2023	428,687
475,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	439,669
800,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 7.250%, 5/15/2024	801,000
675,000	Berry Plastics Corp., 5.500%, 5/15/2022	674,156
150,000	Berry Plastics Corp., 6.000%, 10/15/2022	151,875
425,000	Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	401,094
1,175,000	Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	1,058,969
350,000	Crown Americas LLC, Sr. Unsecd. Note, 144A, 4.750%, 2/1/2026	332,937
1,075,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	962,125
475,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	428,687
950,000	Multi-Color Corp., 144A, 6.125%, 12/1/2022	945,250
175,000	Multi-Color Corp., Sr. Unsecd. Note, 144A, 4.875%, 11/1/2025	150,063
425,000	Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	405,344
125,000	Owens-Brockway Glass Container, Inc., 144A, 6.375%, 8/15/2025	124,375
650,000	Reynolds Group Issuer, Inc./LLC/LU, 144A, 7.000%, 7/15/2024	620,344
508,782	Reynolds Group Issuer, Inc./LLC/LU, 5.750%, 10/15/2020	508,146
300,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 5.500%, 9/15/2025	297,000
500,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	447,500
	TOTAL	9,177,221
	Paper—0.4%
750,000	Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	680,625
	Pharmaceuticals—4.3%
200,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	187,250
300,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2023	274,632
Annual Shareholder Report
11

Principal Amount		Value
	CORPORATE BONDS—continued
	Pharmaceuticals—continued
$1,075,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2023	$998,406
1,250,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	1,093,750
375,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	374,531
50,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	50,125
325,000	Eagle Holding Co. II LLC, Sr. Unsecd. Note, 144A, 7.625%, 5/15/2022	311,188
450,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 7/15/2023	345,375
50,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2023	38,250
600,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/1/2025	433,500
1,325,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 6.375%, 8/1/2023	1,269,469
925,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	642,875
525,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	401,625
	TOTAL	6,420,976
	Refining—0.4%
675,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/1/2022	668,250
	Restaurants—1.2%
1,050,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 5.000%, 10/15/2025	968,625
125,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, 144A, 4.250%, 5/15/2024	115,414
75,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, 144A, 4.750%, 6/1/2027	69,938
125,000	Performance Food Group, Inc., 144A, 5.500%, 6/1/2024	121,406
500,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	485,015
	TOTAL	1,760,398
	Retailers—1.3%
325,000	Argos Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 3/15/2023	190,938
150,000	Hanesbrands, Inc., Sr. Unsecd. Note, 144A, 4.625%, 5/15/2024	141,375
525,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.125%, 8/15/2023	517,125
325,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/1/2026	296,562
375,000	Rite Aid Corp., Sr. Unsecd. Note, 144A, 6.125%, 4/1/2023	297,656
500,000	Sally Hldgs. LLC/Sally Capital, Inc., 5.625%, 12/1/2025	461,875
	TOTAL	1,905,531
	Supermarkets—0.7%
600,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	528,000
550,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	512,875
	TOTAL	1,040,875
	Technology—7.9%
575,000	Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	527,562
50,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.000%, 9/1/2025	48,063
375,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.500%, 12/1/2024	372,188
400,000	CommScope Technologies Finance LLC, 144A, 6.000%, 6/15/2025	366,000
525,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	534,592
375,000	Ensemble S Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.000%, 9/30/2023	376,875
125,000	Financial & Risk US Holdings, Inc., 144A, 6.250%, 5/15/2026	120,781
300,000	Financial & Risk US Holdings, Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	274,875
100,000	First Data Corp., 144A, 5.000%, 1/15/2024	96,625
250,000	First Data Corp., 144A, 5.375%, 8/15/2023	246,250
775,000	First Data Corp., 144A, 5.750%, 1/15/2024	759,763
250,000	Gartner, Inc., Sr. Unsecd. Note, 144A, 5.125%, 4/1/2025	243,798
800,000	Inception Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 8.625%, 11/15/2024	626,000
725,000	Infor Software Parent, Inc., 144A, 7.125%, 5/1/2021	708,687
900,000	Infor US, Inc., 6.500%, 5/15/2022	873,810
650,000	Italics Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 7/15/2023	636,278
Annual Shareholder Report
12

Principal Amount		Value
	CORPORATE BONDS—continued
	Technology—continued
$675,000	JDA Escrow LLC/JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	$681,750
200,000	MSCI, Inc., 144A, 5.750%, 8/15/2025	202,500
475,000	NCR Corp., 6.375%, 12/15/2023	461,562
175,000	NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	171,281
250,000	Nuance Communications, Inc., 144A, 5.375%, 8/15/2020	249,844
450,000	Nuance Communications, Inc., Sr. Unsecd. Note, 144A, 5.625%, 12/15/2026	428,625
575,000	Riverbed Technology, Inc., Sr. Unsecd. Note, 144A, 8.875%, 3/1/2023	426,937
225,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	226,969
375,000	Solera LLC/Solera Finance, Inc., 144A, 10.500%, 3/1/2024	401,250
375,000	TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	349,688
1,125,000	Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	1,046,250
200,000	Vantiv LLC, Sr. Unsecd. Note, 144A, 4.375%, 11/15/2025	183,728
175,000	Western Digital Corp., Sr. Unsecd. Note, 4.750%, 2/15/2026	152,469
	TOTAL	11,795,000
	Utility - Electric—2.5%
150,000	Calpine Corp., 144A, 5.250%, 6/1/2026	137,438
725,000	Calpine Corp., 5.750%, 1/15/2025	665,187
825,000	Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 8.500%, 11/1/2021	848,719
650,000	NRG Energy, Inc., 6.250%, 5/1/2024	662,187
375,000	NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	391,875
50,000	NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	48,188
50,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.250%, 1/31/2023	46,875
750,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	662,812
150,000	Vistra Energy Corp., Sr. Unsecd. Note, 5.875%, 6/1/2023	150,750
175,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	169,094
	TOTAL	3,783,125
	Wireless Communications—4.2%
200,000	Altice France SA, 144A, 8.125%, 2/1/2027	189,000
225,000	Altice Luxembourg SA, 144A, 7.750%, 5/15/2022	205,594
675,000	Altice Luxembourg SA, Sr. Unsecd. Note, 144A, 7.625%, 2/15/2025	507,094
1,275,000	Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	1,173,000
500,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	473,750
825,000	Sprint Corp., 7.125%, 6/15/2024	819,687
950,000	Sprint Corp., 7.875%, 9/15/2023	977,312
475,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	476,187
200,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 4.500%, 2/1/2026	184,250
350,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 4.750%, 2/1/2028	318,063
275,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.000%, 3/1/2023	277,043
300,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	304,488
325,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	332,313
	TOTAL	6,237,781
	TOTAL CORPORATE BONDS (IDENTIFIED COST $156,612,609)	144,604,212
Annual Shareholder Report
13

Principal Amount		Value
	REPURCHASE AGREEMENT—1.8%
	Finance - Banking—1.8%
$2,626,000	Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $2,626,000)	$2,626,000
	TOTAL INVESTMENT IN SECURITIES—98.4% (IDENTIFIED COST $159,238,609)[3]	147,230,212
	OTHER ASSETS AND LIABILITIES - NET—1.6%[4]	2,409,510
	TOTAL NET ASSETS—100%	$149,639,722
1	Issuer in default.
2	Non-income-producing security.
3	The cost of investments for federal tax purposes amounts to $159,523,447.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2018, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.82	$6.84	$6.36	$6.91	$7.15
Income From Investment Operations:
Net investment income[1]	0.34	0.36	0.37	0.37	0.39
Net realized and unrealized gain (loss)	(0.55)	0.09	0.53	(0.53)	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	(0.21)	0.45	0.90	(0.16)	0.19
Less Distributions:
Distributions from net investment income	(0.54)	(0.47)	(0.42)	(0.39)	(0.43)
Net Asset Value, End of Period	$6.07	$6.82	$6.84	$6.36	$6.91
Total Return[2]	(3.29)%	6.94%	14.82%	(2.57)%	2.69%
Ratios to Average Net Assets:
Net expenses	0.81%	0.78%	0.72%	0.77%	0.77%
Net investment income	5.27%	5.26%	5.74%	5.55%	5.60%
Expense waiver/reimbursement[3]	0.01%	0.00%[4]	0.06%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,628	$192,194	$190,070	$267,448	$287,649
Portfolio turnover	18%	32%	26%	33%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.78	$6.81	$6.33	$6.87	$7.11
Income From Investment Operations:
Net investment income[1]	0.32	0.34	0.35	0.35	0.38
Net realized and unrealized gain (loss)	(0.54)	0.09	0.53	(0.52)	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	(0.22)	0.43	0.88	(0.17)	0.17
Less Distributions:
Distributions from net investment income	(0.52)	(0.46)	(0.40)	(0.37)	(0.41)
Net Asset Value, End of Period	$6.04	$6.78	$6.81	$6.33	$6.87
Total Return[2]	(3.43)%	6.56%	14.53%	(2.72)%	2.42%
Ratios to Average Net Assets:
Net expenses	1.06%	1.03%	0.96%	1.01%	1.02%
Net investment income	5.03%	5.01%	5.48%	5.29%	5.35%
Expense waiver/reimbursement[3]	0.01%	0.00%[4]	0.08%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,012	$50,284	$49,183	$44,179	$57,999
Portfolio turnover	18%	32%	26%	33%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value (identified cost $159,238,609)		$147,230,212
Cash		494
Income receivable		2,558,797
Receivable for shares sold		44,141
TOTAL ASSETS		149,833,644
Liabilities:
Payable for shares redeemed	$148,460
Payable for investment adviser fee (Note 5)	2,355
Payable for administrative fees (Note 5)	327
Payable for custodian fees	4,824
Payable for portfolio accounting fees	22,844
Payable for distribution services fee (Note 5)	8,729
Accrued expenses (Note 5)	6,383
TOTAL LIABILITIES		193,922
Net assets for 24,685,134 shares outstanding		$149,639,722
Net Assets Consist of:
Paid-in capital		$164,351,277
Total distributable earnings (loss)		(14,711,555)
TOTAL NET ASSETS		$149,639,722
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($106,628,155 ÷ 17,564,202 shares outstanding), no par value, unlimited shares authorized		$6.07
Service Shares:
Net asset value per share ($43,011,567 ÷ 7,120,932 shares outstanding), no par value, unlimited shares authorized		$6.04
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Interest			$10,637,031
Expenses:
Investment adviser fee (Note 5)		$1,047,896
Administrative fee (Note 5)		141,732
Custodian fees		17,647
Transfer agent fee		18,431
Directors'/Trustees' fees (Note 5)		2,577
Auditing fees		32,860
Legal fees		10,379
Portfolio accounting fees		87,128
Distribution services fee (Note 5)		122,295
Printing and postage		50,793
Miscellaneous (Note 5)		22,586
TOTAL EXPENSES		1,554,324
Waivers:
Waiver of investment adviser fee (Note 5)	$(10,020)
Waiver of other operating expenses (Note 5)	(660)
TOTAL WAIVERS		(10,680)
Net expenses			1,543,644
Net investment income			9,093,387
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			590,091
Net change in unrealized appreciation of investments			(15,517,633)
Net realized and unrealized gain (loss) on investments and foreign currency transactions			(14,927,542)
Change in net assets resulting from operations			$(5,834,155)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,093,387	$12,735,283
Net realized gain	590,091	489,655
Net change in unrealized appreciation/depreciation	(15,517,633)	2,785,595
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,834,155)	16,010,533
Distributions to Shareholders (Note 2):
Primary Shares	(9,160,767)	(12,712,214)
Service Shares	(3,793,391)	(3,340,067)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,954,158)	(16,052,281)
Share Transactions:
Proceeds from sale of shares	32,243,150	50,852,267
Net asset value of shares issued to shareholders in payment of distributions declared	12,954,150	16,052,274
Cost of shares redeemed	(119,247,711)	(63,637,069)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(74,050,411)	3,267,472
Change in net assets	(92,838,724)	3,225,724
Net Assets:
Beginning of period	242,478,446	239,252,722
End of period	$149,639,722	$242,478,446
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
20

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers of $10,680 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income.
Undistributed net investment income at December 31, 2017, was $12,907,088.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
21

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2018		2017
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,543,782	$22,656,876	6,176,728	$41,996,711
Shares issued to shareholders in payment of distributions declared	1,477,543	9,160,767	1,958,739	12,712,214
Shares redeemed	(15,649,947)	(103,973,265)	(7,715,309)	(52,592,213)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(10,628,622)	$(72,155,622)	420,158	$2,116,712

Year Ended December 31	2018		2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,496,206	$9,586,274	1,313,486	$8,855,556
Shares issued to shareholders in payment of distributions declared	613,816	3,793,383	516,238	3,340,060
Shares redeemed	(2,402,438)	(15,274,446)	(1,636,129)	(11,044,856)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(292,416)	$(1,894,789)	193,595	$1,150,760
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(10,921,038)	$(74,050,411)	613,753	$3,267,472
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for defaulted securities, discount accretion/premium amortization on debt securities, foreign currency transactions and expiration of capital loss carryforwards.
For the year ended December 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(8,933,404)	$8,933,404
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$12,954,158	$16,052,281
Annual Shareholder Report
22

As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$9,613,869
Net unrealized depreciation	$(12,293,235)
Capital loss carryforwards	$(12,032,189)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.
At December 31, 2018, the cost of investments for federal tax purposes was $159,523,447. The net unrealized depreciation of investments for federal tax purposes was $12,293,235. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $476,330 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,769,565.
At December 31, 2018, the Fund had a capital loss carryforward of $12,032,189 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$223,291	$11,808,898	$12,032,189
The Fund used capital loss carryforwards of $139,422 to offset capital gains realized during the year ended December 31, 2018.
Capital loss carryforwards of $8,933,404 expired during the year ended December 31, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. For the year ended December 31, 2018, the Adviser voluntarily waived $10,020 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
For the year ended December 31, 2018, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. For the year ended December 31, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Service Shares	$122,295	$(660)
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When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2018, FSC retained $1,519 of fees paid by the Fund.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $149,719 and $18,322,814, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$31,093,032
Sales	$103,354,066
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
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24

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated High Income Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$974.30	$4.08
Service Shares	$1,000	$972.60	$5.32
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.10	$4.18
Service Shares	$1,000	$1,019.80	$5.45
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.82%
Service Shares	1.07%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2018
Federated High Income Bond Fund II (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its
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particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment
Annual Shareholder Report
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to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and the five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because
Annual Shareholder Report
33

it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Share Class	Primary	Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was 3.84% for the Primary Shares and 3.58% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of -4.75% for the period. The total return of the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA)2 peer group average for the Fund, was -4.04%. The Fund's and MIMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
As the U.S. economy enters 2019, the positive momentum began to slow toward the end of the reporting period despite U.S. business confidence reaching all-time highs and the U.S. passage of historic corporate tax reform in late 2017. Tax reform had a positive impact on earnings growth and GDP growth; however, towards the end of the reporting period, the market became suspect that the momentum would continue, leading to a sharp sell-off and erasing the gains for the reporting period. Global markets also reacted cautiously to the headwinds pushing most equity markets lower for the reporting period.
Large-cap companies significantly outperformed both mid- and small-cap companies during the reporting period. The U.S. equity markets were led by the S&P 500 Index3 which was down -4.39%. Large-cap stocks, as measured by the Russell 1000® Index,4 lost -4.79%. The Russell Midcap® Index,5 representing mid-cap stocks, returned -9.08%, and the Russell 2000® Index,6 representing small-cap stocks, returned -11.03%. Mid-cap growth stocks, as measured by the RMCGI, returned -4.75 and performed similar to mid-cap value stocks, as measured by the Russell Midcap® Value Index,7 which returned -4.76% throughout the reporting period.
The best-performing RMCGI sectors were: Utilities (12.71%), Consumer Staples (8.94%) and Information Technology (3.29%). The weakest-performing sectors during the reporting period were: Materials (-24.51%), Energy (-20.26%), Communication Services (-18.05%) and Financials (-13.56%).
STOCK SELECTION
The five stocks that contributed the most to the Fund's performance versus the RMCGI were: Veeva Systems, Tandem Diabetes, Argenx, Workday, Inc. and ServiceNow, Inc.
The five stocks that most negatively affected Fund performance were: Corcept Therapeutics, Floor & Décor Holdings, Air Lease Corporation, XPO Logistics and PagSeguro Digital.
SECTOR EXPOSURE
At the end of the reporting period, approximately 71% of the portfolio was invested in four large sectors: Health Care, Information Technology, Industrials and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. In 2018, stock selection in Health Care and Information Technology had a positive impact on performance. The Fund maintained higher-than-benchmark exposure to Cash which hurt Fund performance. The Cash position of the Fund was approximately 18% on average throughout the reporting period.
COUNTRY ALLOCATION
The reporting period ended with approximately 18% of the Fund invested in non-U.S. holdings. During the reporting period, stock selection in foreign companies8 was a positive contributor to Fund performance. However, the allocation outside the U.S. hurt Fund performance relative to the RMCGI.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MIMCGFA.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
4	The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 1000 of the smallest securities based on a combination of their market cap and current index membership.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.*
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.*
7	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.*
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2008 to December 31, 2018, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
The Fund offers multiple share classes whose performance may be greater or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Primary Shares	3.84%	10.02%	13.38%
Service Shares	3.58%	9.75%	13.09%
RMCGI	-4.75%	7.42%	15.12%
MIMCGFA	-4.04%	6.26%	13.58%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MIMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	31.7%
Information Technology	20.4%
Industrials	9.8%
Consumer Discretionary	8.0%
Financials	4.0%
Materials	3.2%
Real Estate	2.6%
Communication Services	0.7%
Consumer Staples	0.3%
Securities Lending Collateral[2]	1.9%
Cash Equivalents[3]	20.1%
Other Assets and Liabilities—Net[4]	(2.7)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2018
Shares or Principal Amount			Value
		COMMON STOCKS—80.5%
		Communication Services—0.7%
2,300		Activision Blizzard, Inc.	$107,111
21,900		JC Decaux SA	612,893
2,700	[1]	Spotify Technology SA	306,450
		TOTAL	1,026,454
		Consumer Discretionary—8.0%
4,600	[1]	Alibaba Group Holding Ltd., ADR	630,522
872	[1]	Amazon.com, Inc.	1,309,718
83	[1]	Booking Holdings, Inc.	142,961
14,000	[1]	Canada Goose Holdings, Inc.	612,080
27,600	[1]	Floor & Decor Holdings, Inc.	714,840
25,680	[1]	GreenTree Hospitality Group Ltd., ADR	333,583
15,700	[1]	GrubHub, Inc.	1,205,917
13,600		Hilton Worldwide Holdings, Inc.	976,480
2,618		Home Depot, Inc.	449,825
34,960	[1]	Hudson Ltd.	599,564
23,114		Las Vegas Sands Corp.	1,203,084
10,100		Moncler S.p.A	337,499
916,400		NagaCorp Ltd.	979,049
56,676		Samsonite International SA	160,000
3,905		Six Flags Entertainment Corp.	217,235
4,500		Vail Resorts, Inc.	948,690
9,900	[1]	Weight Watchers International, Inc.	381,645
13,705		Wingstop, Inc.	879,724
		TOTAL	12,082,416
		Consumer Staples—0.3%
2,460		Constellation Brands, Inc., Class A	395,617
		Financials—4.0%
9,400	[1]	ARYA Sciences Acquisition Corp.	96,256
27,200	[2]	Ares Management Corp.	483,616
5,000		BlackRock, Inc.	1,964,100
129,100		FinecoBank Banca Fineco SPA	1,299,143
22,919	[1]	Focus Financial Partners, Inc.	603,457
23,500		Hamilton Lane, Inc.	869,500
77,800		Mediobanca Spa	657,861
28,000	[1,2]	Qudian, Inc., ADR	120,120
		TOTAL	6,094,053
		Health Care—31.5%
13,400		Abbott Laboratories	969,222
5,500		Agilent Technologies, Inc.	371,030
11,780	[1]	Albireo Pharma, Inc.	288,963
3,100	[1]	Align Technology, Inc.	649,233
27,324	[1]	Amarin Corporation PLC., ADR	371,880
22,700	[1]	Amphastar Pharmaceuticals, Inc.	451,730
9,620	[1]	AnaptysBio, Inc.	613,660
49,400	[1]	Argenx SE	4,777,610
15,315	[1]	Argenx SE, ADR	1,471,312
Annual Shareholder Report
4

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
10,600	[1]	Atara Biotherapeutics, Inc.	$368,244
620	[1]	Biogen, Inc.	186,570
333	[1,3]	BioNano Genomics, Inc.	1,569
23,000	[1]	Boston Scientific Corp.	812,820
16,663	[1,2]	CRISPR Therapeutics AG	476,062
63,581	[1]	Calithera Biosciences, Inc.	254,960
21,500	[1]	Catabasis Pharmaceuticals, Inc.	93,955
15,400	[1]	Clementia Pharmaceuticals, Inc.	181,104
138,700	[1]	ContraFect Corp.	212,211
302,381	[1]	Corcept Therapeutics, Inc.	4,039,810
13,600		Danaher Corp.	1,402,432
8,531	[1]	Dexcom, Inc.	1,022,014
63,400	[1]	Dynavax Technologies Corp.	580,110
7,200	[1]	Editas Medicine, Inc.	163,800
2,500	[1]	Edwards Lifesciences Corp.	382,925
6,163	[1]	GW Pharmaceuticals PLC, ADR	600,215
13,300	[1]	Galapagos NV	1,220,699
24,200	[1]	Galapagos NV, ADR	2,220,108
7,249	[1]	Genmab A/S	1,187,942
16,400	[1]	Glaukos Corp.	921,188
2,700	[1]	IDEXX Laboratories, Inc.	502,254
7,700	[1]	Illumina, Inc.	2,309,461
10,032	[1,2]	Insulet Corp.	795,738
14,200	[1]	Intellia Therapeutics, Inc.	193,830
15,398	[1]	Intersect ENT, Inc.	433,916
986	[1]	iRhythm Technologies, Inc.	68,507
162,987	[1]	Minerva Neurosciences, Inc.	1,098,532
7,075	[1]	Myokardia, Inc.	345,685
9,727	[1]	Nevro Corp.	378,283
5,400	[1]	PRA Health Sciences, Inc.	496,584
5,500	[1]	Penumbra, Inc.	672,100
16,368	[1]	Poxel SA	95,660
90,661	[1]	Progenics Pharmaceuticals, Inc.	380,776
27,900	[1]	Puma Biotechnology, Inc.	567,765
14,700	[1]	Repligen Corp.	775,278
17,200	[1]	Rhythm Pharmaceuticals, Inc.	462,336
10,568	[1]	Rocket Pharmaceuticals, Inc.	156,618
139,400	[1,2]	Scynexis, Inc.	67,149
34,287	[1,2]	Seres Therapeutics, Inc.	154,977
29,400	[1]	Spark Therapeutics, Inc.	1,150,716
4,300		Stryker Corp.	674,025
34,700	[1]	Tandem Diabetes Care, Inc.	1,317,559
4,444	[1]	Teladoc, Inc.	220,289
12,959	[1,2]	Tocagen, Inc.	106,393
10,042	[1,2]	Twist Bioscience Corporation	231,870
27,300	[1]	Ultragenyx Pharmaceutical, Inc.	1,187,004
32,600	[1]	UniQure N.V.	939,532
54,757	[1]	Veeva Systems, Inc.	4,890,895
Annual Shareholder Report
5

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
20,382	[1]	Zogenix, Inc.	$743,128
		TOTAL	47,710,238
		Industrials—9.8%
40,044		Air Lease Corp.	1,209,729
61,150	[1]	Azul S.A., ADR	1,693,243
4,800	[1]	CoStar Group, Inc.	1,619,232
9,723		Fortive Corp.	657,858
109,386		GrafTech International Ltd.	1,251,376
19,695		Heico Corp.	1,525,969
13,730	[1]	IHS Markit Ltd.	658,628
2,325		KAR Auction Services, Inc.	110,949
17,800	[1]	Mercury Systems, Inc.	841,762
8,300		Roper Technologies, Inc.	2,212,116
11,000	[1,2]	Upwork, Inc.	199,210
9,470	[1]	Verisk Analytics, Inc.	1,032,609
7,900	[2]	Wabtec Corp.	554,975
23,200	[1]	XPO Logistics, Inc.	1,323,328
		TOTAL	14,890,984
		Information Technology—20.4%
2,000	[1]	2U, Inc.	99,440
1,575	[1]	Adobe, Inc.	356,328
75,995	[1]	Advanced Micro Devices, Inc.	1,402,868
6,300	[1]	Ansys, Inc.	900,522
6,700		Broadcom, Inc.	1,703,676
23,275	[1]	Coupa Software, Inc.	1,463,067
2,000	[1]	DocuSign, Inc.	80,160
9,855	[1]	Dropbox, Inc.	201,338
212,300		Evry AS	771,229
55,000	[1,2]	GDS Holdings Ltd., ADR	1,269,950
26,300	[1]	GoDaddy, Inc.	1,725,806
3,620	[1]	Guidewire Software, Inc.	290,433
40,600		Marvell Technology Group Ltd.	657,314
2,700		Nvidia Corp.	360,450
2,800	[1]	Okta, Inc.	178,640
58,300	[1,2]	PagSeguro Digital Ltd.	1,091,959
18,180	[1]	Q2 Holdings, Inc.	900,819
35,400	[1]	Radware Ltd.	803,934
18,015	[1]	Rapid7, Inc.	561,347
18,455	[1]	RealPage, Inc.	889,346
3,475	[1]	Salesforce.com, Inc.	475,971
19,920	[1]	ServiceNow, Inc.	3,546,756
8,105	[1,2]	Shopify, Inc.	1,122,137
30,000	[1]	Splunk, Inc.	3,145,500
10,800	[1]	Tyler Technologies, Inc.	2,006,856
19,915	[1]	Workday, Inc.	3,180,027
15,600	[1]	Worldpay, Inc.	1,192,308
25,700	[1]	Zuora, Inc.	466,198
		TOTAL	30,844,379
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Materials—3.2%
9,803		Agnico Eagle Mines Ltd.	$396,041
41,643	[1]	B2Gold Corp.	121,708
40,700		Barrick Gold Corp.	551,078
53,027		Goldcorp, Inc., Class A	519,665
9,700	[1]	Ingevity Corp.	811,793
43,200	[1]	Kinross Gold Corp.	139,968
25,782		OceanaGold Corp.	94,048
13,571		Osisko Gold Royalties Ltd.	119,153
4,800		Sherwin-Williams Co.	1,888,608
58,800		Yamana Gold, Inc.	138,768
		TOTAL	4,780,830
		Real Estate—2.6%
9,600	[1]	CBRE Group, Inc.	384,384
10,200		Crown Castle International Corp.	1,108,026
20,600		JBG Smith Properties	717,086
7,000		Lamar Advertising Co.	484,260
16,100		MGM Growth Properties LLC	425,201
12,810		Ryman Hospitality Properties	854,299
		TOTAL	3,973,256
		TOTAL COMMON STOCKS (IDENTIFIED COST $81,690,337)	121,798,227
		PREFERRED STOCK—0.1%
		Health Care—0.1%
15,462	[3]	Alector, Inc. (IDENTIFIED COST $219,798)	205,974
		WARRANTS—0.1%
		Health Care—0.1%
215,000	[1]	Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 6/22/2022	33,691
42,500	[1]	ContraFect Corp., Warrants, Expiration Date 7/27/2021	18,687
87,500	[1]	ContraFect Corp., Warrants, Expiration Date 7/20/2022	35,796
21,060	[1]	Scynexis, Inc., Warrants, Expiration Date 4/06/2021	232
42,000	[1]	Scynexis, Inc., Warrants, Expiration Date 3/14/2019	0
25,200	[1]	Scynexis, Inc., Warrants, Expiration Date 3/08/2023	1,749
		TOTAL WARRANTS (IDENTIFIED COST $1,300)	90,155
		REPURCHASE AGREEMENTS—22.0%
$2,809,317		Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were collateralized mortgage obligations, commercial mortgage backed securities and U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (purchased with proceeds from securities lending collateral).	2,809,317
30,487,000		Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271.	30,487,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	33,296,317
		TOTAL INVESTMENT IN SECURITIES—102.7% (IDENTIFIED COST $115,207,752)[4]	155,390,673
		OTHER ASSETS AND LIABILITIES - NET—(2.7)%[5]	(4,098,738)
		TOTAL NET ASSETS—100%	$151,291,935
Annual Shareholder Report
7

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended December 31, 2018, were as follows:
	Balance of Shares Held 12/31/2017	Purchases/ Additions**	Sales/ Reductions**	Balance of Shares Held 12/31/2018	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)**	Dividend Income**
Financials
*Hamilton Lane, Inc.	21,900	1,600	—	23,500	$869,500	$11,774	$—	$3,722
Health Care
Argenx SE	45,023	4,377	—	49,400	$4,777,610	$1,549,844	$—	$—
Argenx SE, ADR	17,450	3,465.00	(5,600)	15,315	$1,471,312	$393,771	$206,348	$—
Calithera Biosciences, Inc.	—	63,581	—	63,581	$254,960	$(158,429)	$—	$—
Catabasis Pharmaceuticals, Inc.	—	21,500	—	21,500	$93,955	$(121,045)	$—	$—
Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 6/22/2022	—	215,000	—	215,000	$33,691	$33,691	$—	$—
ContraFect Corp.	130,000	8,700.00	—	138,700	$212,211	$63,511	$—	$—
ContraFect Corp., Warrants, Expiration Date 7/27/2021	42,500	—	—	42,500	$18,687	$11,147	$—	$—
ContraFect Corp., Warrants, Expiration Date 7/20/2022	87,500	—	—	87,500	$35,796	$4,003	$—	$—
Corcept Therapeutics, Inc.	296,737	50,563	(44,919)	302,381	$4,039,810	$(1,275,410)	$(87,457)	$—
Minerva Neurosciences, Inc.	155,287	7,700	—	162,987	$1,098,532	$95,906	$—	$—
Progenics Pharmaceuticals, Inc.	247,662	—	(157,001)	90,661	$380,776	$(267,956)	$225,543	$—
Scynexis, Inc.	83,400	56,000	—	139,400	$67,149	$(220,979)	$—	$—
Scynexis, Inc., Warrants, Expiration Date 4/06/2021	21,060	—	—	21,060	$232	$(23,690)	$—	$—
Scynexis, Inc., Warrants, Expiration Date 3/14/2019	—	42,000	—	42,000	$0	$—	$—	$—
Scynexis, Inc., Warrants, Expiration Date 3/08/2023	—	25,200.00	—	25,200	$1,749	$1,749	$—	$—
UniQure N.V.	—	36,749.00	(4,149)	32,600	$939,532	$(15,438)	$22,568	$—
Information Technology
*Zuora, Inc.	—	26,000	(300)	25,700	$466,198	$(2,800)	$1,564	$—
Affiliated issuer no longer held at period end	311,355	—	(311,355)	—	—	$(173,482)	602,302	$—
TOTAL OF AFFILIATED TRANSACTIONS	1,459,874	562,435	(523,324)	1,498,985	$14,761,700	$(93,833)	$970,868	$3,722
*	At December 31, 2018, the Fund no longer has ownership of at least 5% of the voting shares.
**	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
4	The cost of investments for federal tax purposes amounts to $115,428,634.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
8

The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$91,360,691	$—	$1,569	$91,362,260
International	18,336,382	12,099,585	—	30,435,967
Preferred Stocks
Domestic	—	—	205,974	205,974
Debt Securities:
Warrants	—	90,155	—	90,155
Repurchase Agreements	—	33,296,317	—	33,296,317
TOTAL SECURITIES	$109,697,073	$45,486,057	$207,543	$155,390,673
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.16	$16.70	$17.42	$18.92	$19.22
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	(0.14)	(0.11)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	0.95	4.54	0.56	1.44	1.91
TOTAL FROM INVESTMENT OPERATIONS	0.84	4.40	0.45	1.29	1.76
Less Distributions:
Distributions from net realized gain	(1.45)	(1.94)	(1.17)	(2.79)	(2.06)
Net Asset Value, End of Period	$18.55	$19.16	$16.70	$17.42	$18.92
Total Return[2]	3.84%	28.33%	3.66%	6.37%	9.71%
Ratios to Average Net Assets:
Net expenses	1.52%	1.54%	1.54%[3]	1.53%[3]	1.53%[3]
Net investment loss	(0.53)%	(0.77)%	(0.67)%	(0.84)%	(0.83)%
Expense waiver/reimbursement[4]	—%	—%	0.03%	0.00%[5]	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,160	$47,985	$42,122	$46,450	$49,425
Portfolio turnover	41%	44%	59%	60%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.54%, 1.53% and 1.53% for the year ended December 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.26	$16.04	$16.82	$18.39	$18.78
Income From Investment Operations:
Net investment income (loss)[1]	(0.15)	(0.17)	(0.14)	(0.19)	(0.19)
Net realized and unrealized gain (loss)	0.91	4.33	0.53	1.41	1.86
TOTAL FROM INVESTMENT OPERATIONS	0.76	4.16	0.39	1.22	1.67
Less Distributions:
Distributions from net realized gain	(1.45)	(1.94)	(1.17)	(2.79)	(2.06)
Net Asset Value, End of Period	$17.57	$18.26	$16.04	$16.82	$18.39
Total Return[2]	3.58%	27.97%	3.42%	6.15%	9.43%
Ratios to Average Net Assets:
Net expenses	1.77%	1.79%	1.79%[3]	1.78%[3]	1.78%[3]
Net investment income (loss)	(0.77)%	(1.02)%	(0.92)%	(1.07)%	(1.08)%
Expense waiver/reimbursement[4]	—%	—%	0.03%	0.00%[5]	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$105,132	$96,037	$78,870	$91,458	$69,369
Portfolio turnover	41%	44%	59%	60%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.79%, 1.78% and 1.78% for the year ended December 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in repurchase agreements	$33,296,317
Investment in securities	122,094,356
Investment in securities, at value including $2,790,548 of securities loaned and including $13,426,002 of investments in affiliated companies (identified cost $115,207,752)		$155,390,673
Cash		392
Cash denominated in foreign currencies (identified cost $6,994)		6,993
Income receivable		56,592
Receivable for investments sold		55,994
Receivable for shares sold		105,307
TOTAL ASSETS		155,615,951
Liabilities:
Payable for investments purchased	$1,166,612
Payable for shares redeemed	241,859
Payable for collateral due to broker for securities lending	2,809,317
Payable for investment adviser fee (Note 5)	5,722
Payable for administrative fees (Note 5)	328
Payable for distribution services fee (Note 5)	23,198
Accrued expenses (Note 5)	76,980
TOTAL LIABILITIES		4,324,016
Net assets for 8,472,843 shares outstanding		$151,291,935
Net Assets Consist of:
Paid-in capital		$95,086,293
Total distributable earnings (loss)		56,205,642
TOTAL NET ASSETS		$151,291,935
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($46,160,399 ÷ 2,488,997 shares outstanding), no par value, unlimited shares authorized		$18.55
Service Shares:
Net asset value per share ($105,131,536 ÷ 5,983,846 shares outstanding), no par value, unlimited shares authorized		$17.57
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Dividends (including $3,722 received from affiliated companies* and net of foreign taxes withheld of $26,338)		$988,966
Interest		578,903
Net income on securities loaned		87,519
TOTAL INCOME		1,655,388
Expenses:
Investment adviser fee (Note 5)	$2,154,083
Administrative fee (Note 5)	133,674
Custodian fees	40,068
Transfer agent fee	16,886
Directors'/Trustees' fees (Note 5)	2,181
Auditing fees	34,570
Legal fees	9,441
Portfolio accounting fees	58,887
Distribution services fee (Note 5)	285,668
Printing and postage	38,516
Miscellaneous (Note 5)	38,605
TOTAL EXPENSES	2,812,579
Net investment income (loss)		(1,157,191)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $970,868 on sales of investments in affiliated companies*)		16,871,794
Net realized gain on foreign currency transactions		13,489
Net realized gain on foreign exchange contracts		18
Net realized loss on futures contracts		(25,896)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(93,833) on investments in affiliated companies*)		(11,070,333)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		(174)
Net change in unrealized depreciation of futures contracts		14,872
Net realized and unrealized gain on investments, futures contracts, foreign exchange contracts and foreign currency transactions		5,803,770
Change in net assets resulting from operations		$4,646,579
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,157,191)	$(1,246,983)
Net realized gain	16,859,405	12,414,022
Net change in unrealized appreciation/depreciation	(11,055,635)	21,559,681
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,646,579	32,726,720
Distributions to Shareholders (Note 2):
Primary Shares	(3,543,669)	(4,734,296)
Service Shares	(7,812,619)	(9,289,863)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,356,288)	(14,024,159)
Share Transactions:
Proceeds from sale of shares	53,258,598	18,372,467
Net asset value of shares issued to shareholders in payment of distributions declared	11,356,277	14,024,145
Cost of shares redeemed	(50,635,284)	(28,069,059)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	13,979,591	4,327,553
Change in net assets	7,269,882	23,030,114
Net Assets:
Beginning of period	144,022,053	120,991,939
End of period	$151,291,935	$144,022,053
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
15

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017 were from net realized gains. Accumulated net investment income (loss) at December 31, 2017, was $(200,746).
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
16

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2018, the fund had no outstanding Futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $164,677. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2018, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $5. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report
17

As of December 31, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$2,790,548	$2,809,317
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Forward Exchange Contracts	Total
Equity contracts	$(25,896)	$—	$(25,896)
Foreign exchange contracts	—	18	18
TOTAL	$(25,896)	$18	$(25,878)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$14,872
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2018		2017
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	246,431	$5,031,315	195,640	$3,425,347
Shares issued to shareholders in payment of distributions declared	176,918	3,543,667	289,029	4,734,294
Shares redeemed	(439,023)	(8,907,467)	(502,213)	(8,803,914)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(15,674)	$(332,485)	(17,544)	$(644,273)

Year Ended December 31	2018		2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,502,643	$48,227,283	890,081	$14,947,120
Shares issued to shareholders in payment of distributions declared	410,758	7,812,610	593,980	9,289,851
Shares redeemed	(2,189,022)	(41,727,817)	(1,142,552)	(19,265,145)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	724,379	$14,312,076	341,509	$4,971,826
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	708,705	$13,979,591	323,965	$4,327,553
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency reclassifications, net operating loss utilized to offset short-term capital gains, net operating losses, passive foreign investment company gains and losses and return of capital adjustments.
Annual Shareholder Report
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For the year ended December 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(649,713)	$649,713
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Long-term capital gains	$11,356,288	$14,024,159
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$39,961,858
Undistributed long-term capital gains	$16,243,784
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales and passive foreign investment company adjustments.
At December 31, 2018, the cost of investments for federal tax purposes was $115,428,634. The net unrealized appreciation of investments for federal tax purposes was $39,962,039. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $46,381,446 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,419,407.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2018, the Sub-Adviser earned a fee of $1,766,348.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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19

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$285,668
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2018, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2018, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.53% and 1.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $63,140 and $1,376,354, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$55,166,297
Sales	$64,266,971
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20

7. CONCENTRATION OF RISK (UNAUDITED)
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At December 31, 2018, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	84.2%
Netherland	4.8%
Canada	2.5%
Belgium	2.3%
Brazil	1.9%
China	1.6%
Italy	1.5%
Other[1]	3.9%
1	Countries representing less than 1.0% have been aggregated under the designation “Other.”
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2018, the amount of long-term capital gains designated by the Fund was $11,356,288.
Annual Shareholder Report
21

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$910.20	$7.37
Service Shares	$1,000	$908.90	$8.52
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.50	$7.78
Service Shares	$1,000	$1,016.30	$9.00
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.53%
Service Shares	1.77%
Annual Shareholder Report
23

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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27

Evaluation and Approval of Advisory Contract–May 2018
Federated Kaufmann Fund II (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a Federated fund). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
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The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
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The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's
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assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be view. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Share Class	Primary	Service

Federated Government Money Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Government Agency Securities	31.1%
U.S. Treasury Securities	7.4%
Repurchase Agreements	61.5%
Other Assets and Liabilities—Net[2,3]	(0.0)%
TOTAL	100.0%
At December 31, 2018, the Fund's effective maturity schedule4 was as follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	69.1%
8-30 Days	18.5%
31-90 Days	8.8%
91-180 Days	2.0%
181 Days or more	1.6%
Other Assets and Liabilities—Net[2,3]	(0.0)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Represents less than 0.1%.
4	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2018
Principal Amount			Value
		GOVERNMENT AGENCIES—31.1%
$ 500,000	[1]	Federal Farm Credit System Discount Notes, 2.580% - 2.680%, 8/23/2019 - 12/12/2019	$489,435
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.264% (1-month USLIBOR -0.085%), 1/1/2019	499,995
300,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.286% (1-month USLIBOR -0.060%), 1/4/2019	299,993
200,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.338% (1-month USLIBOR -0.041%), 1/6/2019	200,000
400,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.347% (1-month USLIBOR +0.000%), 1/4/2019	399,983
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.352% - 2.426% (1-month USLIBOR -0.080%), 1/13/2019 - 1/27/2019	499,979
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.356% (1-month USLIBOR -0.030%), 1/9/2019	250,000
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.356% - 2.457% (1-month USLIBOR -0.065%), 1/12/2019 - 1/29/2019	499,994
750,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.392% (1-month USLIBOR -0.040%), 1/13/2019	749,997
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.396% (1-month USLIBOR -0.110%), 1/27/2019	500,000
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.432% (1-month USLIBOR +0.000%), 1/14/2019	500,000
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.434% (1-month USLIBOR -0.045%), 1/21/2019	249,999
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.460% (1-month USLIBOR -0.010%), 1/20/2019	500,000
200,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.475% (3-month USLIBOR +0.170%), 1/22/2019	200,033
300,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.478% (1-month USLIBOR -0.025%), 1/24/2019	299,996
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.499% (1-month USLIBOR +0.150%), 1/1/2019	500,156
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 2.511% (1-month USLIBOR +0.005%), 1/27/2019	249,988
6,500,000	[1]	Federal Home Loan Bank System Discount Notes, 1.800% - 2.450%, 1/2/2019 - 5/3/2019	6,479,804
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.068% (3-month USLIBOR -0.340%), 1/9/2019	500,000
1,800,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.098% - 2.114% (3-month USLIBOR -0.300%), 1/3/2019 - 1/10/2019	1,800,000
600,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.141% (3-month USLIBOR -0.295%), 1/16/2019	600,000
2,200,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.194% - 2.314% (3-month USLIBOR -0.275%), 1/22/2019 - 2/7/2019	2,200,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.198% (3-month USLIBOR -0.210%), 1/9/2019	1,000,000
2,050,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.222% - 2.354% (1-month USLIBOR -0.125%), 1/4/2019 - 1/21/2019	2,050,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.226% (1-month USLIBOR -0.120%), 1/4/2019	500,000
900,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.251% (1-month USLIBOR -0.135%), 1/9/2019	900,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.301% (1-month USLIBOR -0.085%), 1/9/2019	1,000,000
1,900,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.301% (3-month USLIBOR -0.280%), 2/4/2019	1,900,000
2,250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.304% - 2.461% (1-month USLIBOR -0.045%), 1/1/2019 - 1/28/2019	2,249,994
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.319% (3-month USLIBOR -0.150%), 1/22/2019	250,000
200,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.321% (1-month USLIBOR -0.065%), 1/8/2019	200,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.325% (1-month USLIBOR -0.130%), 1/18/2019	500,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.328% (1-month USLIBOR -0.050%), 1/5/2019	250,000
750,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.340% - 2.395% (1-month USLIBOR -0.060%), 1/11/2019 - 1/18/2019	750,000
1,200,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.364% (1-month USLIBOR -0.105%), 1/19/2019	1,200,000
200,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.385% (1-month USLIBOR -0.070%), 1/18/2019	200,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.390% - 2.426% (1-month USLIBOR -0.080%), 1/19/2019 - 1/28/2019	1,000,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.391% (1-month USLIBOR -0.115%), 1/25/2019	1,000,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.393% (1-month USLIBOR -0.110%), 1/22/2019	499,998
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.415% (1-month USLIBOR -0.055%), 1/20/2019	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.429% (3-month USLIBOR -0.185%), 2/10/2019	250,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.445% (1-month USLIBOR -0.025%), 1/20/2019	500,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.463% (1-month USLIBOR -0.040%), 1/22/2019	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.468% (1-month USLIBOR -0.035%), 1/23/2019	250,003
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.500% (Secured Overnight Financing Rate +0.040%), 1/1/2019	500,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.546% (3-month USLIBOR -0.160%), 2/28/2019	499,948
400,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 2.664% - 2.673% (3-month USLIBOR -0.140%), 3/19/2019 - 3/26/2019	400,069
1,750,000		Federal Home Loan Bank System, 2.400% - 2.500%, 5/20/2019 - 11/4/2019	1,749,874
Annual Shareholder Report
2

Principal Amount			Value
		GOVERNMENT AGENCIES—continued
$ 2,000,000	[2]	Federal National Mortgage Association Floating Rate Notes, 2.620% (Secured Overnight Financing Rate +0.160%), 1/1/2019	$2,000,000
		TOTAL GOVERNMENT AGENCIES	40,569,238
		U.S. TREASURY—7.4%
		U.S. Treasury Bills—5.3%
500,000	[1]	United States Treasury Bills, 2.100%, 1/10/2019	499,738
1,000,000	[1]	United States Treasury Bills, 2.130% - 2.145%, 1/17/2019	999,050
1,000,000	[1]	United States Treasury Bills, 2.160%, 1/31/2019	998,200
1,200,000	[1]	United States Treasury Bills, 2.180%, 2/14/2019	1,196,803
1,500,000	[1]	United States Treasury Bills, 2.240%, 3/7/2019	1,493,933
500,000	[1]	United States Treasury Bills, 2.262%, 3/14/2019	497,738
500,000	[1]	United States Treasury Bills, 2.311%, 3/21/2019	497,464
800,000	[1]	United States Treasury Bills, 2.415%, 4/18/2019	794,258
		TOTAL	6,977,184
		U.S. Treasury Notes—2.1%
400,000		United States Treasury Notes, 1.500%, 2/28/2019	399,483
400,000		United States Treasury Notes, 1.500%, 10/31/2019	396,123
500,000		United States Treasury Notes, 3.625%, 8/15/2019	503,082
200,000	[2]	United States Treasury Floating Rate Notes, 2.462% (91-day T-Bill +0.033%), 1/1/2019	200,021
1,200,000	[2]	United States Treasury Floating Rate Notes, 2.474% (91-day T-Bill +0.045%), 1/1/2019	1,198,615
		TOTAL	2,697,324
		TOTAL U.S. TREASURIES	9,674,508
		REPURCHASE AGREEMENTS—61.5%
20,000,000		Interest in $100,000,000 joint repurchase agreement 3.02%, dated 12/31/2018 under which Pershing LLC will repurchase securities provided as collateral for $100,016,778 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 12/25/2054 and the market value of those underlying securities was $102,851,827.	20,000,000
3,000,000		Interest in $1,500,000,000 joint repurchase agreement 2.33%, dated 10/16/2018 under which Royal Bank of Canada, New York will repurchase securities provided as collateral for $1,508,737,500 on 1/14/2019. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Government Agency securities with various maturities to 9/15/2060 and the market value of those underlying securities was $1,542,655,900.	3,000,000
27,063,000		Interest in $3,000,000,000 joint repurchase agreement 3.02%, dated 12/31/2018 under which Sumitomo Mitsui Banking Corp will repurchase securities provided as collateral for $3,000,503,333 on 1/2/2019. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Government Agency securities with various maturities to 11/1/2048 and the market value of those underlying securities was $3,072,395,894.	27,063,000
30,000,000		Interest in $2,955,000,000 joint repurchase agreement 3.02%, dated 12/31/2018 under which Wells Fargo Securities LLC will repurchase securities provided as collateral for $2,955,495,783 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 2/25/2050 and the market value of those underlying securities was $3,016,625,929.	30,000,000
		TOTAL REPURCHASE AGREEMENTS	80,063,000
		TOTAL INVESTMENT IN SECURITIES—100.0% (AT AMORTIZED COST)[3]	130,306,746
		OTHER ASSETS AND LIABILITIES - NET—0.0%[4]	(45,211)
		TOTAL NET ASSETS—100%	$130,261,535
1	Discount rate(s) at time of purchase.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Annual Shareholder Report
3

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
In valuing the Fund's assets as of December 31, 2018, all investments of the Fund are valued using amortized cost, which is a methodology utilizing Level 2 inputs.
The following acronym is used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,		Period Ended 12/31/2016[1]
	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.015	0.002	0.000[2]
Net realized gain	0.000[2]	0.004	—
TOTAL FROM INVESTMENT OPERATIONS	0.015	0.006	0.000[2]
Less Distributions:
Distributions from net investment income	(0.015)	(0.006)	(0.000)[2]
TOTAL DISTRIBUTIONS	(0.015)	(0.006)	(0.000)[2]
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return[3]	1.50%	0.56%	0.06%
Ratios to Average Net Assets:
Net expenses	0.38%	0.38%	—%
Net investment income	0.84%	0.17%	0.02%[4]
Expense waiver/reimbursement	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$0[5]	$0[5]	$0[5]
1	Reflects operations for the period from April 29, 2016 (date of initial investment) to December 31, 2016.
2	Represents less than $0.001.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	Represents less than $1,000.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.012	0.003	0.000[1]	—	—
Net realized gain (loss)	(0.000)[1]	0.000[1]	(0.000)[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.012	0.003	(0.000)[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.012)	(0.003)	(0.000)[1]	—	—
Distributions from net realized gain	—	—	—	(0.000)[1]	—
TOTAL DISTRIBUTIONS	(0.012)	(0.003)	(0.000)[1]	(0.000)[1]	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.25%	0.31%	0.00%	0.00%	0.00%
Ratios to Average Net Assets:
Net expenses	0.63%	0.63%	0.49%	0.34%	0.26%
Net investment income	1.26%	0.30%	0.00%[3]	0.00%	0.00%
Expense waiver/reimbursement[4]	0.11%	0.07%	0.19%	0.40%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$130,261	$93,719	$112,214	$139,170	$132,678
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in repurchase agreements	$80,063,000
Investment in securities	50,243,746
Investment in securities, at amortized cost and fair value		$130,306,746
Cash		1,010
Income receivable		113,674
Receivable for shares sold		167,082
TOTAL ASSETS		130,588,512
Liabilities:
Payable for shares redeemed	$268,119
Payable for investment adviser fee (Note 5)	456
Payable for administrative fees (Note 5)	285
Payable for portfolio accounting fees	19,886
Payable for other service fees (Notes 2 and 5)	23,989
Accrued expenses (Note 5)	14,242
TOTAL LIABILITIES		326,977
Net assets for 130,263,231 shares outstanding		$130,261,535
Net Assets Consist of:
Paid-in capital		$130,262,780
Total distributable earnings (loss)		(1,245)
TOTAL NET ASSETS		$130,261,535
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$100 ÷ 100 shares outstanding, no par value, unlimited shares authorized		$1.00
Service Shares:
$130,261,435 ÷ 130,263,131 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Interest		$1,819,050
Expenses:
Investment adviser fee (Note 5)	$192,205
Administrative fee (Note 5)	76,983
Custodian fees	10,447
Transfer agent fee	5,371
Directors'/Trustees' fees (Note 5)	1,736
Auditing fees	28,031
Legal fees	10,379
Portfolio accounting fees	81,096
Other service fees (Notes 2 and 5)	238,029
Printing and postage	61,883
Miscellaneous (Note 5)	4,776
TOTAL EXPENSES	710,936
Waiver:
Waiver of investment adviser fee (Note 5)	$(103,019)
Net expenses		607,917
Net investment income		1,211,133
Net realized loss on investments		(332)
Change in net assets resulting from operations		$1,210,801
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,211,133	$302,824
Net realized gain (loss)	(332)	7
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,210,801	302,831
Distributions to Shareholders (Note 2):
Service Shares	(1,211,130)	(302,805)
Primary Shares	(1)	(1)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,211,131)	(302,806)
Share Transactions:
Proceeds from sale of shares	75,281,929	40,826,268
Net asset value of shares issued to shareholders in payment of distributions declared	1,211,130	302,806
Cost of shares redeemed	(39,950,260)	(59,624,139)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	36,542,799	(18,495,065)
Change in net assets	36,542,469	(18,495,040)
Net Assets:
Beginning of period	93,719,066	112,214,106
End of period	$130,261,535	$93,719,066
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Government Money Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
The Fund operates as a government money market fund. As a government money market fund, the Fund: (1) invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully; (2) generally continues to use amortized cost to value its portfolio securities and transact at a stable $1.00 net asset value (NAV); and (3) has elected not to be subject to the liquidity fees and gates requirement at this time as permitted by Rule 2a-7 under the Act.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Fund's Board of Trustees (the “Trustees”) have ultimate responsibility for determining the fair value of investments. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Annual Shareholder Report
10

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver of $103,019 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017 were from net investment income. Undistributed net investment income at December 31, 2017 was $27.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to unaffiliated financial intermediaries for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended December 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Service Shares	$238,029
For the year ended December 31, 2018, the Fund's Primary Shares did not incur other service fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2018		2017
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	—	—	—	—
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	—	$—	—	$—

Year Ended December 31	2018		2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	75,281,929	$75,281,929	40,826,268	$40,826,268
Shares issued to shareholders in payment of distributions declared	1,211,130	1,211,130	302,806	302,806
Shares redeemed	(39,950,260)	(39,950,260)	(59,624,139)	(59,624,139)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	36,542,799	$36,542,799	(18,495,065)	$(18,495,065)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	36,542,799	$36,542,799	(18,495,065)	$(18,495,065)
Annual Shareholder Report
11

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$1,211,131	$302,806
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$29
Capital loss carryforwards	$(1,274)
At December 31, 2018, the Fund had a capital loss carryforward of $1,274 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$776	$498	$1,274
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.20% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the Adviser voluntarily waived $103,019 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report
12

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2018, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the Adviser and certain of its affiliates (which may include FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.38% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $249,396.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Annual Shareholder Report
13

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED Government MONEY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Government Money Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
Annual Shareholder Report
14

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,008.80	$1.92
Service Shares	$1,000	$1,007.60	$3.19
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1023.30	$1.94
Service Shares	$1,000	$1,022.00	$3.21
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.38%
Service Shares	0.63%
Annual Shareholder Report
15

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report
17

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
19

Evaluation and Approval of Advisory Contract–May 2018
Federated Government Money Fund II (the “Fund”)
(formerly, Federated Prime Money Fund II)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
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The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
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The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance was above the median of the relevant Peer Group for the one-year period covered by the CCO Fee Evaluation Report. The Board also considered the relatively tight dispersion of performance data with respect to the Fund and its Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's
Annual Shareholder Report
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assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Government Money Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916751
CUSIP 313916504
G00842-01 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Share Class	Primary	Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was -0.59% for the Primary Shares and -0.78% for the Service Shares. The total return of the Fund's broad-based benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (“BBICI”),1 was 0.01% during the same period. The -0.59% total return of the Fund's Primary Shares consisted of 3.03% of taxable income and -3.62% of depreciation in the net asset value of shares. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBICI were: (a) individual security selection; (b) the selection of various industries and sectors of the corporate bond market; and (c) overall interest rate sensitivity of the portfolio, as measured by the effective duration2 of the Fund.
The following discussion will focus on the performance of the Fund's Primary Shares.
market overview
The reporting period started with a strong risk-on rally, fueled by the late 2017 passage of corporate and individual tax reform. But the risk markets quickly turned skittish, initially on concerns about a breakout in inflation that failed to materialize, then on worries about mounting trade tensions with the U.S.'s major trading partners. This whipsawing in the period's first few months was representative of the entire 12-month span. There were countervailing periods of risk-on and risk-off as geopolitical events – a worsening trade war with China, nuclear tensions with North Korea, instabilities in Italy, the prolonged “Brexit” (the U.K. exiting the European Union) drama, mid-term elections and a potential government shut down – competed with a domestic economy experiencing one of its best stretches since before the global financial crisis, with unemployment hitting a 49-year low, various measures of consumer and business confidence reaching multi-decade highs and corporate profits growing at their fastest rate since 2011. Against this backdrop was the Federal Reserve (the “Fed”), which stuck to its policy normalization path, raised the federal funds target rate four times during the reporting period and continued quantitative tapering aimed at shrinking a balance sheet bloated by extraordinary stimulus used to combat the financial crisis.
This risk-on, risk-off rollercoaster made for volatile financial markets. Equities, as measured by the S&P 500 Index, twice reached record highs during the reporting period, in January and again in September, only to sell-off afterward in each case and to be down low-single digits for the full year. Investment-grade corporate bonds reflected similar behavior. The 10-year U.S.Treasury yield started the reporting period at 2.40%, climbed in fits and starts to 3.11% as of mid-May, fell back to 2.82% by late August, rose again to a period high of 3.24% in mid-November, then ended the period at 2.68%. As measured by the option-adjusted spread on the BBICI, investment-grade corporate spreads started the period at 67 basis points, tightened to 61 basis points by the end of January, rose to 91 basis points in June, narrowed to 76 basis points in September and ended the reporting period at 118 basis points. This on-again, off-again sentiment was unusual, but symptomatic of the geopolitical concerns that played havoc with the risk trade all period long, undermining returns for most risk assets.
SECTOR/INDUSTRY selection
For the reporting period, individual security selection was the largest driver of positive Fund performance relative to the BBICI. Security selection was particularly strong in the Banking, Basic Industries and Other Financial Sectors, while Capital Goods, Consumer Non-Cyclical and Owned No-Guarantee were detractors with weaker selection. Specific credits that contributed the most to performance included: Bruce Mansfield, Pemex, CVS Health and HSBC Bank USA. On the downside credits that detracted included: Textron, General Electric, Valero and Electricite de France.
The decision to hold overweight or underweight positions to specific corporate sectors and/or ratings qualities was the secondary driver of Fund performance relative to the BBICI. In total for the year, sector allocation was a detractor. Since 2018 was a risk-off year, the non-corporate/high quality sectors outperformed. As such, the Fund's underweight position to these sectors and specifically to Supranationals detracted from performance. Overweight positions in Energy and Consumer Cyclicals, both of which underperformed the broader BBICI, hurt Fund performance as well.
Annual Shareholder Report
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Duration and DeRIVATIVEs MANAGEMENT
Duration had a positive impact on the performance as the Fund was less interest rate-sensitive3 than the BBICI throughout the year (97%) in a period of generally rising interest rates. The Fund maintained a short duration profile throughout the entire reporting period. However, the magnitude of the short duration posture was held within a relatively tight range of between 96% and 99% of benchmark duration. As previously stated, the 10-year U.S. Treasury yield started the period at 2.40% and after rising 84 basis points to hit the yearly high of 3.24%, ended the year at 2.68%. Derivatives, which were U.S. Treasury futures4 that were used to adjust duration targets, had a negative impact on Fund performance during the reporting period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBICI.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Intermediate Credit Index (BBICI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Primary Shares	-0.59%	2.14%	5.12%
Service Shares	-0.78%	1.89%	4.86%
BBICI	0.01%	2.47%	4.84%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBICI measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. The index only includes securities with maturity between one and ten years. It is composed of the Bloomberg Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	97.3%
Foreign Government Debt Securities	0.6%
Mortgage-Backed Securities[2]	0.1%
Collateralized Mortgage Obligation[3]	0.0%
Derivative Contracts[3,4]	0.0%
Cash Equivalents[5]	1.1%
Other Assets and Liabilities—Net[6]	0.9%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government-Sponsored Enterprises.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments
December 31, 2018
Principal Amount			Value
		CORPORATE BONDS—97.3%
		Basic Industry - Chemicals—0.8%
$ 640,000		FMC Corp., Sr. Unsecd. Note, 3.950%, 2/1/2022	$643,949
800,000		Incitec Pivot Finance LLC, Company Guarantee, 144A, 6.000%, 12/10/2019	817,863
		TOTAL	1,461,812
		Basic Industry - Metals & Mining—2.1%
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	223,674
650,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	650,999
470,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, 144A, 4.200%, 10/1/2022	471,722
1,000,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	1,011,190
320,000		Southern Copper Corp., Sr. Unsecd. Note, 3.500%, 11/8/2022	313,369
1,080,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 4/15/2020	1,116,317
		TOTAL	3,787,271
		Capital Goods - Aerospace & Defense—2.4%
600,000		Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	577,914
270,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 2.850%, 12/15/2020	266,515
280,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	278,150
519,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	543,009
410,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	382,911
270,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.500%, 11/23/2020	267,109
300,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.550%, 10/15/2022	290,825
500,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.930%, 1/15/2025	475,293
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2021	317,593
910,000	[1]	Textron Financial Corp., Jr. Sub. Note, 144A, 4.351% (3-month USLIBOR +1.735%), 2/15/2042	657,475
295,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	301,818
		TOTAL	4,358,612
		Capital Goods - Building Materials—0.8%
800,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	755,715
300,000		Masco Corp., Sr. Unsecd. Note, 3.500%, 11/15/2027	277,228
80,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	83,583
275,000		Masco Corp., Unsecd. Note, 4.450%, 4/1/2025	275,983
		TOTAL	1,392,509
		Capital Goods - Construction Machinery—0.4%
500,000		CNH Industrial Capital LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	503,400
300,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	273,227
		TOTAL	776,627
		Capital Goods - Diversified Manufacturing—2.3%
750,000		CK Hutchison Holdings Ltd., Sr. Unsecd. Note, 144A, 2.750%, 3/29/2023	725,244
430,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 4.625%, 1/7/2021	431,302
600,000		General Electric Capital Corp., Sub. Note, 5.300%, 2/11/2021	601,020
1,000,000		Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	941,996
650,000		Parker-Hannifin Corp., Sr. Unsecd. Note, 3.250%, 3/1/2027	624,219
875,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.800%, 12/15/2026	855,080
		TOTAL	4,178,861
		Capital Goods - Packaging—0.3%
25,000		WestRock Co., 7.650%, 3/15/2019	25,088
500,000		WestRock Co., Sr. Unsecd. Note, 144A, 3.750%, 3/15/2025	491,505
		TOTAL	516,593
Annual Shareholder Report
5

Principal Amount		Value
	CORPORATE BONDS—continued
	Communications - Cable & Satellite—2.6%
$ 940,000	CCO Safari II LLC, 3.579%, 7/23/2020	$939,185
567,000	CCO Safari II LLC, 4.464%, 7/23/2022	572,866
700,000	CCO Safari II LLC, 4.908%, 7/23/2025	696,699
600,000	Comcast Corp., Sr. Unsecd. Note, 1.625%, 1/15/2022	574,447
730,000	Comcast Corp., Sr. Unsecd. Note, 2.750%, 3/1/2023	710,862
750,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	759,881
400,000	Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	456,716
	TOTAL	4,710,656
	Communications - Media & Entertainment—1.2%
300,000	British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	299,258
750,000	CBS Corp., 3.700%, 8/15/2024	729,684
500,000	Discovery Communications LLC, Sr. Unsecd. Note, 2.950%, 3/20/2023	479,267
250,000	Discovery Communications LLC, Sr. Unsecd. Note, 3.950%, 3/20/2028	232,386
500,000	S&P Global, Inc., Sr. Unsecd. Note, 3.300%, 8/14/2020	501,090
	TOTAL	2,241,685
	Communications - Telecom Wireless—0.9%
600,000	American Tower Corp., Sr. Unsecd. Note, 3.500%, 1/31/2023	590,185
300,000	Crown Castle International Corp., 3.150%, 7/15/2023	288,668
360,000	Crown Castle International Corp., Sr. Unsecd. Note, 2.250%, 9/1/2021	348,263
395,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	390,931
	TOTAL	1,618,047
	Communications - Telecom Wirelines—2.5%
700,000	AT&T, Inc., Sr. Unsecd. Note, 2.450%, 6/30/2020	691,032
450,000	AT&T, Inc., Sr. Unsecd. Note, 3.400%, 5/15/2025	423,603
590,000	AT&T, Inc., Sr. Unsecd. Note, 5.000%, 3/1/2021	610,353
500,000	CenturyLink, Inc., Sr. Note, Series Q, 6.150%, 9/15/2019	507,640
450,000	Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	466,574
250,000	Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	285,888
600,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	613,515
985,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	1,050,024
	TOTAL	4,648,629
	Consumer Cyclical - Automotive—3.4%
250,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 2.200%, 5/5/2020	245,934
700,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 2.300%, 1/6/2020	692,420
500,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 3.250%, 8/1/2024	482,176
250,000	Ford Motor Co., Sr. Unsecd. Note, 4.346%, 12/8/2026	223,524
600,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 2.681%, 1/9/2020	590,143
500,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	485,394
920,000	General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	861,160
500,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.200%, 7/6/2021	488,674
300,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.000%, 10/6/2026	269,898
750,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.250%, 1/13/2020	739,302
475,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.650%, 7/13/2022	454,429
350,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	350,936
300,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	297,846
	TOTAL	6,181,836
	Consumer Cyclical - Leisure—0.4%
658,682	Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	681,835
	Consumer Cyclical - Lodging—0.3%
450,000	Choice Hotels International, Inc., Company Guarantee, 5.700%, 8/28/2020	459,000
Annual Shareholder Report
6

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Retailers—2.6%
$ 600,000	CVS Health Corp., Sr. Unsecd. Note, 2.800%, 7/20/2020	$594,712
250,000	CVS Health Corp., Sr. Unsecd. Note, 3.350%, 3/9/2021	249,295
580,000	CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	574,309
1,290,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	1,265,530
600,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	587,314
500,000	Dollar Tree, Inc., Sr. Unsecd. Note, 4.000%, 5/15/2025	481,552
500,000	Home Depot, Inc., Sr. Unsecd. Note, 2.125%, 9/15/2026	450,795
560,000	WalMart, Inc., Sr. Unsecd. Note, 3.400%, 6/26/2023	566,080
	TOTAL	4,769,587
	Consumer Cyclical - Services—2.2%
500,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.400%, 12/6/2027	463,127
500,000	Amazon.com, Inc., Sr. Unsecd. Note, 2.400%, 2/22/2023	484,344
170,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	164,308
750,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	734,187
350,000	Expedia, Inc., Company Guarantee, 5.950%, 8/15/2020	361,695
325,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.125%, 8/1/2023	322,091
1,000,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	987,948
530,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	521,561
	TOTAL	4,039,261
	Consumer Non-Cyclical - Food/Beverage—7.8%
1,600,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 144A, 3.650%, 2/1/2026	1,513,776
750,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/2021	737,548
500,000	Anheuser-Busch InBev Finance, Inc., Sr. Unsecd. Note, 3.300%, 2/1/2023	487,291
500,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	505,254
900,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 4.625%, 2/15/2020	917,170
700,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	698,916
750,000	Danone SA, Sr. Unsecd. Note, 144A, 2.077%, 11/2/2021	725,001
340,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	310,913
380,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	363,492
330,000	General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	328,410
500,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	492,706
660,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	673,138
1,050,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	1,017,839
300,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	268,196
700,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, 144A, 4.057%, 5/25/2023	697,805
450,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, 144A, 4.417%, 5/25/2025	448,729
1,000,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.150%, 8/15/2024	965,110
600,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 3.000%, 11/15/2020	598,289
750,000	PepsiCo, Inc., 2.750%, 3/5/2022	742,743
250,000	PepsiCo, Inc., Sr. Unsecd. Note, 2.000%, 4/15/2021	245,093
380,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 2.650%, 10/3/2021	363,294
240,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.350%, 2/1/2022	229,673
60,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	56,054
370,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.900%, 9/28/2023	369,857
500,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 6/15/2022	511,051
	TOTAL	14,267,348
	Consumer Non-Cyclical - Health Care—2.0%
420,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	415,269
940,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	949,831
500,000	Becton Dickinson & Co., Sr. Unsecd. Note, 2.894%, 6/6/2022	484,627
Annual Shareholder Report
7

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Health Care—continued
$ 740,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	$715,721
340,000	Stryker Corp., Sr. Unsecd. Note, 2.000%, 3/8/2019	339,482
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.950%, 9/19/2026	231,225
500,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 3.000%, 4/15/2023	486,899
	TOTAL	3,623,054
	Consumer Non-Cyclical - Pharmaceuticals—3.7%
300,000	Abbott Laboratories, Sr. Unsecd. Note, 2.900%, 11/30/2021	297,222
210,000	Abbott Laboratories, Sr. Unsecd. Note, 3.400%, 11/30/2023	209,580
453,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	448,378
475,000	AbbVie, Inc., Sr. Unsecd. Note, 2.500%, 5/14/2020	470,580
300,000	AbbVie, Inc., Sr. Unsecd. Note, 3.600%, 5/14/2025	288,286
67,000	Actavis Funding SCS, Sr. Unsecd. Note, 4.750%, 3/15/2045	63,917
605,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	580,804
1,000,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	982,886
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	195,032
180,000	Biogen Idec, Inc., Sr. Unsecd. Note, 2.900%, 9/15/2020	178,914
500,000	Celgene Corp., Sr. Unsecd. Note, 2.875%, 8/15/2020	496,647
340,000	Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	327,924
200,000	Celgene Corp., Sr. Unsecd. Note, 5.000%, 8/15/2045	185,824
580,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.500%, 2/1/2025	573,045
220,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.650%, 3/1/2026	215,951
900,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.200%, 7/21/2021	827,759
600,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	458,915
	TOTAL	6,801,664
	Consumer Non-Cyclical - Products—1.0%
575,000	Church and Dwight, Inc., Sr. Unsecd. Note, 2.450%, 8/1/2022	556,157
1,250,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 2.375%, 6/24/2022	1,201,116
	TOTAL	1,757,273
	Consumer Non-Cyclical - Supermarkets—0.4%
610,000	Kroger Co., Bond, 6.900%, 4/15/2038	720,334
	Consumer Non-Cyclical - Tobacco—0.6%
290,000	BAT International Finance PLC, Sr. Unsecd. Note, 144A, 3.950%, 6/15/2025	271,483
500,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 2.297%, 8/14/2020	488,276
360,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	388,300
	TOTAL	1,148,059
	Energy - Independent—1.5%
1,000,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.450%, 7/15/2024	949,648
183,000	Apache Corp., Sr. Unsecd. Note, 3.250%, 4/15/2022	179,277
420,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.950%, 1/15/2023	401,808
500,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	465,037
250,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 6/1/2024	248,887
475,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	446,421
	TOTAL	2,691,078
	Energy - Integrated—2.6%
1,200,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 2.750%, 5/10/2023	1,165,848
500,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	510,895
530,000	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, 144A, 5.950%, 4/28/2041	638,828
585,000	Husky Energy, Inc., 4.000%, 4/15/2024	579,581
800,000	Petroleos Mexicanos, Company Guarantee, 5.500%, 1/21/2021	798,208
175,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	163,537
Annual Shareholder Report
8

Principal Amount		Value
	CORPORATE BONDS—continued
	Energy - Integrated—continued
$ 525,000	Shell International Finance B.V., Sr. Unsecd. Note, 1.875%, 5/10/2021	$511,499
325,000	Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	311,715
	TOTAL	4,680,111
	Energy - Midstream—4.2%
500,000	Andeavor Logistics LP, Sr. Unsecd. Note, 3.500%, 12/1/2022	484,347
350,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 3.300%, 6/1/2020	348,864
565,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	572,458
470,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 5Y, 4.200%, 9/15/2023	463,663
460,000	Enterprise Products Operating LLC, 3.900%, 2/15/2024	463,230
280,000	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, 144A, 5.450%, 7/15/2020	288,319
1,600,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.300%, 9/15/2020	1,643,635
300,000	Kinder Morgan, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2028	295,076
350,000	MPLX LP, Sr. Unsecd. Note, 3.375%, 3/15/2023	339,947
395,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	376,927
345,000	ONEOK, Inc., Sr. Unsecd. Note, 4.000%, 7/13/2027	329,816
600,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	574,085
540,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	519,722
300,000	Williams Partners LP, Sr. Unsecd. Note, 3.750%, 6/15/2027	284,939
380,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	383,101
310,000	Williams Partners LP, Sr. Unsecd. Note, 5.250%, 3/15/2020	316,128
	TOTAL	7,684,257
	Energy - Oil Field Services—0.5%
500,000	Nabors Industries, Inc., Sr. Unsecd. Note, 5.500%, 1/15/2023	399,340
300,000	Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 3.000%, 12/21/2020	297,479
300,000	Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/21/2025	296,698
	TOTAL	993,517
	Energy - Refining—0.3%
215,000	Valero Energy Corp., 7.500%, 4/15/2032	265,946
335,000	Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	368,402
	TOTAL	634,348
	Financial Institution - Banking—20.5%
500,000	American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.700%, 3/3/2022	490,297
350,000	Associated Banc-Corp., Sr. Unsecd. Note, Series BKNT, 3.500%, 8/13/2021	349,328
450,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	453,115
245,000	BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 4/1/2022	241,013
250,000	Bank of America Corp., Sr. Unsecd. Note, 2.738%, 1/23/2022	246,271
750,000	Bank of America Corp., Sr. Unsecd. Note, 3.705%, 4/24/2028	720,610
2,200,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 2.816%, 7/21/2023	2,128,957
500,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	462,895
500,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.271%, 7/23/2029	498,537
300,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	291,901
550,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.250%, 9/11/2024	543,256
300,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.050%, 3/9/2022	292,806
350,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.200%, 1/30/2023	340,895
500,000	Citigroup, Inc., 4.125%, 7/25/2028	470,054
750,000	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	726,181
730,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	688,092
500,000	Citigroup, Inc., Sr. Unsecd. Note, 3.700%, 1/12/2026	481,696
500,000	Citigroup, Inc., Sr. Unsecd. Note, 4.075%, 4/23/2029	488,529
150,000	Citigroup, Inc., Sr. Unsecd. Note, 4.500%, 1/14/2022	153,362
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$ 1,160,000		Citizens Financial Group, Inc., Sub. Note, 144A, 4.150%, 9/28/2022	$1,166,868
480,000		City National Corp., Sr. Unsecd. Note, 5.250%, 9/15/2020	495,046
300,000		Comerica, Inc., 3.800%, 7/22/2026	292,119
500,000		Compass Bank, Birmingham, Sr. Unsecd. Note, 3.500%, 6/11/2021	498,876
500,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	480,176
630,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.350%, 11/15/2021	607,841
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.000%, 4/26/2022	484,425
1,250,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 11/16/2026	1,156,343
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 4.223%, 5/1/2029	482,395
500,000		Goldman Sachs Group, Inc., Sub. Note, 4.250%, 10/21/2025	479,447
500,000		HSBC Bank USA, N.A., Sub., Series BKNT, 4.875%, 8/24/2020	510,985
841,000		HSBC USA, Inc., Sr. Unsecd. Note, 2.750%, 8/7/2020	831,902
1,000,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.500%, 6/23/2024	985,007
500,000		Huntington National Bank, Sr. Unsecd. Note, Series BKNT, 2.375%, 3/10/2020	495,258
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.250%, 1/23/2020	495,041
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	486,122
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.452%, 12/5/2029	509,499
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	978,657
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.875%, 9/10/2024	986,589
500,000		JPMorgan Chase Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.086%, 4/26/2021	498,005
408,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.000%, 2/10/2025	391,760
250,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.500%, 6/18/2022	250,706
1,940,000	[1]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 3.376% (3-month USLIBOR +0.640%), 12/1/2021	1,921,636
750,000		Morgan Stanley, Sec. Fac. Bond, 2.750%, 5/19/2022	729,975
1,000,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	951,890
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.750%, 1/25/2021	1,012,919
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	488,546
250,000		Morgan Stanley, Sub. Note, 5.000%, 11/24/2025	255,402
1,000,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	1,002,381
500,000		PNC Bank N.A., Sr. Unsecd. Note, Series BKNT, 2.500%, 1/22/2021	493,501
890,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 2/8/2021	884,785
250,000		State Street Corp., Sr. Unsecd. Note, 2.653%, 5/15/2023	243,658
700,000		State Street Corp., Sr. Unsecd. Note, 3.300%, 12/16/2024	694,010
500,000		SunTrust Bank, Inc., Sr. Unsecd. Note, Series BKNT, 3.000%, 2/2/2023	490,497
200,000		SunTrust Bank, Inc., Sub. Note, 3.300%, 5/15/2026	189,806
600,000		U.S. Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.450%, 11/16/2021	604,718
750,000		US Bancorp, Sub. Note, Series MTN, 3.600%, 9/11/2024	746,911
500,000		Wells Fargo & Co., Series MTN, 3.500%, 3/8/2022	498,536
620,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	574,846
1,500,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	1,461,754
500,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.550%, 12/7/2020	492,992
		TOTAL	37,369,625
		Financial Institution - Broker/Asset Mgr/Exchange—1.4%
170,000		Cantor Fitzgerald LP, Bond, 7.875%, 10/15/2019	175,040
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	372,623
220,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	214,948
200,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 1/20/2043	203,325
245,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	252,912
193,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	208,932
390,000		Stifel Financial Corp., 4.250%, 7/18/2024	394,853
Annual Shareholder Report
10

Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - Broker/Asset Mgr/Exchange—continued
$ 190,000	Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/1/2020	$190,029
500,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	495,996
	TOTAL	2,508,658
	Financial Institution - Finance Companies—2.5%
463,000	Discover Bank, Sub. Note, Series BKNT, 8.700%, 11/18/2019	483,002
500,000	Discover Financial Services, Sr. Unsecd. Note, 3.850%, 11/21/2022	496,951
250,000	Discover Financial Services, Sr. Unsecd. Note, 4.100%, 2/9/2027	233,910
1,966,000	GE Capital International Funding Co., Sr. Unsecd. Note, 2.342%, 11/15/2020	1,898,084
600,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	506,205
960,000	Macquarie Group Ltd., Sr. Unsecd. Note, 144A, 6.000%, 1/14/2020	985,605
	TOTAL	4,603,757
	Financial Institution - Insurance - Health—1.2%
300,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, 144A, 3.750%, 7/15/2023	299,292
650,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, 144A, 4.375%, 10/15/2028	655,290
750,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.700%, 7/15/2020	747,365
405,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.750%, 7/15/2025	410,507
	TOTAL	2,112,454
	Financial Institution - Insurance - Life—1.3%
800,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	804,139
290,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	295,029
172,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 8.875%, 6/1/2039	258,517
242,000	MetLife, Inc., Sr. Unsecd. Note, 4.750%, 2/8/2021	249,731
500,000	New York Life Global Funding, Sec. Fac. Bond, 144A, 2.000%, 4/9/2020	494,302
235,000	Principal Life Global Funding II, 144A, 2.200%, 4/8/2020	232,325
	TOTAL	2,334,043
	Financial Institution - Insurance - P&C—1.2%
200,000	Berkshire Hathaway, Inc., Sr. Unsecd. Note, 2.200%, 3/15/2021	197,433
250,000	CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	233,160
680,000	CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	705,579
250,000	Chubb INA Holdings, Inc., Sr. Unsecd. Note, 2.700%, 3/13/2023	244,430
300,000	Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.350%, 5/15/2024	298,272
300,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	455,701
	TOTAL	2,134,575
	Financial Institution - REIT - Apartment—0.8%
395,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	381,266
550,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	544,120
300,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	308,298
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	184,761
	TOTAL	1,418,445
	Financial Institution - REIT - Healthcare—1.0%
960,000	Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	990,464
500,000	Healthcare Trust of America, 3.700%, 4/15/2023	492,765
310,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	301,704
	TOTAL	1,784,933
	Financial Institution - REIT - Office—0.8%
500,000	Alexandria Real Estate Equities, Inc., 2.750%, 1/15/2020	496,163
450,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2022	463,556
480,000	Boston Properties LP, Sr. Unsecd. Note, 3.200%, 1/15/2025	459,154
	TOTAL	1,418,873
Annual Shareholder Report
11

Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Other—0.4%
$ 300,000	ProLogis LP, Sr. Unsecd. Note, 4.250%, 8/15/2023	$309,998
450,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	457,175
	TOTAL	767,173
	Financial Institution - REIT - Retail—0.8%
396,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.200%, 5/1/2021	393,854
100,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	98,512
450,000	Regency Centers Corp., Sr. Unsecd. Note, 3.750%, 11/15/2022	449,662
421,000	Regency Centers LP, Company Guarantee, 4.800%, 4/15/2021	430,632
	TOTAL	1,372,660
	Sovereign—0.5%
320,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	331,984
510,000	Inter-American Development Bank, Series MTN, 6.750%, 7/15/2027	639,937
	TOTAL	971,921
	Technology—5.9%
500,000	Adobe, Inc., Sr. Unsecd. Note, 3.250%, 2/1/2025	491,315
650,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	628,851
900,000	Apple, Inc., Sr. Unsecd. Note, 3.200%, 5/13/2025	887,155
125,000	Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	129,588
340,000	Automatic Data Processing, Inc., 3.375%, 9/15/2025	337,703
230,000	Broadcom Corp., Sr. Unsecd. Note, Series WI, 3.625%, 1/15/2024	217,835
280,000	Broadcom Corp., Sr. Unsecd. Note, Series WI, 3.875%, 1/15/2027	251,778
700,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	704,501
345,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	334,782
80,000	Equifax, Inc., Sr. Unsecd. Note, Series 5Y, 3.950%, 6/15/2023	79,378
83,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	83,002
500,000	Fiserv, Inc., Sr. Unsecd. Note, 4.200%, 10/1/2028	500,299
670,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	655,402
500,000	Intel Corp., Sr. Unsecd. Note, 3.700%, 7/29/2025	505,012
460,000	Keysight Technologies, Inc., 4.550%, 10/30/2024	469,758
1,500,000	Microsoft Corp., Sr. Unsecd. Note, 1.550%, 8/8/2021	1,457,690
750,000	Microsoft Corp., Sr. Unsecd. Note, 2.400%, 8/8/2026	702,575
300,000	Molex Electronics Technologies LLC, Sr. Unsecd. Note, 144A, 2.878%, 4/15/2020	297,156
190,000	Molex Electronics Technologies LLC, Unsecd. Note, 144A, 3.900%, 4/15/2025	189,369
750,000	Oracle Corp., Sr. Unsecd. Note, 3.400%, 7/8/2024	749,013
310,000	Qualcomm, Inc., Sr. Unsecd. Note, 2.600%, 1/30/2023	298,474
350,000	Total System Services, Inc., Sr. Unsecd. Note, 3.800%, 4/1/2021	350,105
260,000	Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	255,786
195,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	197,693
	TOTAL	10,774,220
	Transportation - Airlines—0.0%
51,403	Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	51,534
	Transportation - Railroads—1.1%
22,584	Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.570%, 1/2/2021	23,262
1,100,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.450%, 9/15/2021	1,111,527
850,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	832,278
	TOTAL	1,967,067
	Transportation - Services—0.7%
500,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	494,755
125,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.250%, 9/1/2021	121,000
280,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	273,087
Annual Shareholder Report
12

Principal Amount		Value
	CORPORATE BONDS—continued
	Transportation - Services—continued
$ 150,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.450%, 11/15/2021	$149,921
250,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.500%, 6/1/2021	250,443
	TOTAL	1,289,206
	Utility - Electric—5.6%
310,000	AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	309,815
420,000	Ameren Corp., Sr. Unsecd. Note, 2.700%, 11/15/2020	414,491
880,000	American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	863,645
500,000	Berkshire Hathaway Energy Co., 3.500%, 2/1/2025	496,398
210,000	Consolidated Edison Co., Sr. Unsecd. Note, 2.000%, 5/15/2021	203,839
250,000	Duke Energy Corp., Sr. Unsecd. Note, 1.800%, 9/1/2021	239,432
500,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	469,075
1,000,000	Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2067	923,750
180,000	Emera US Finance LP, Sr. Unsecd. Note, 2.700%, 6/15/2021	175,451
470,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 2.875%, 5/25/2022	443,168
380,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	365,280
270,000	Fortis, Inc./Canada, Sr. Unsecd. Note, 2.100%, 10/4/2021	259,729
240,000	Fortis, Inc./Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	219,581
235,000	Great Plains Energy, Inc., Note, 4.850%, 6/1/2021	241,217
600,000	National Rural Utilities Cooperative Finance Corp., Sec. Fac. Bond, 2.400%, 4/25/2022	584,111
140,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	137,851
300,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	286,942
110,000	NiSource Finance Corp., Sr. Unsecd. Note, 2.650%, 11/17/2022	105,402
500,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.490%, 5/15/2027	478,244
590,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 6/15/2022	597,627
425,000	PSEG Power LLC, Sr. Unsecd. Note, 4.150%, 9/15/2021	429,892
250,000	Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.000%, 11/15/2021	240,230
250,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	234,692
230,000	TECO Finance, Inc., Company Guarantee, 5.150%, 3/15/2020	235,248
800,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	819,522
450,000	Wisconsin Energy Corp., Sr. Unsecd. Note, 3.550%, 6/15/2025	446,206
	TOTAL	10,220,838
	Utility - Natural Gas—1.6%
250,000	Atmos Energy Corp., Sr. Unsecd. Note, 3.000%, 6/15/2027	238,811
1,000,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 9/15/2021	1,014,122
600,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	585,947
250,000	Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	243,142
300,000	Southeast Supply Header LLC, Sr. Unsecd. Note, 144A, 4.250%, 6/15/2024	302,788
500,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 2.125%, 11/15/2019	495,346
	TOTAL	2,880,156
	Utility - Natural Gas Distributor—0.2%
450,000	Southern Co. Gas Capital, Sr. Unsecd. Note, 2.450%, 10/1/2023	429,378
	TOTAL CORPORATE BONDS (IDENTIFIED COST $180,189,384)	177,233,380
	MORTGAGE-BACKED SECURITIES—0.1%
	Federal Home Loan Mortgage Corporation—0.0%
778	Federal Home Loan Mortgage Corp., Pool C01051, 8.000%, 9/1/2030	903
	Federal National Mortgage Association—0.0%
13	Federal National Mortgage Association, Pool 50276, 9.500%, 2/1/2020	13
	Government National Mortgage Association—0.1%
2,148	Government National Mortgage Association, Pool 1512, 7.500%, 12/20/2023	2,303
Annual Shareholder Report
13

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$ 2,509	Government National Mortgage Association, Pool 2630, 6.500%, 8/20/2028	$2,770
3,503	Government National Mortgage Association, Pool 2631, 7.000%, 8/20/2028	3,909
5,174	Government National Mortgage Association, Pool 2658, 6.500%, 10/20/2028	5,721
7,863	Government National Mortgage Association, Pool 2701, 6.500%, 1/20/2029	8,694
114	Government National Mortgage Association, Pool 276337, 10.000%, 8/15/2019	115
5,169	Government National Mortgage Association, Pool 2796, 7.000%, 8/20/2029	5,816
1,268	Government National Mortgage Association, Pool 3039, 6.500%, 2/20/2031	1,421
3,534	Government National Mortgage Association, Pool 3040, 7.000%, 2/20/2031	4,014
12,608	Government National Mortgage Association, Pool 3188, 6.500%, 1/20/2032	14,200
9,065	Government National Mortgage Association, Pool 3239, 6.500%, 5/20/2032	10,243
19,486	Government National Mortgage Association, Pool 3261, 6.500%, 7/20/2032	22,048
974	Government National Mortgage Association, Pool 493514, 8.000%, 9/15/2030	1,057
4,835	Government National Mortgage Association, Pool 516688, 8.000%, 8/15/2029	5,619
	TOTAL	87,930
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $79,114)	88,846
	FOREIGN GOVERNMENTS/AGENCIES—0.6%
	Sovereign—0.6%
225,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	228,375
900,000	Qatar, Government of, 144A, 5.250%, 1/20/2020	918,187
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,124,451)	1,146,562
	COLLATERALIZED MORTGAGE OBLIGATION—0.0%
	Commercial Mortgage—0.0%
78,166	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.481%, 8/15/2039 (IDENTIFIED COST $77,557)	78,349
	REPURCHASE AGREEMENT—1.1%
	Finance - Banking—1.1%
2,014,000	Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $2,014,000)	2,014,000
	TOTAL INVESTMENT IN SECURITIES—99.1% (IDENTIFIED COST $183,484,506)[2]	180,561,137
	OTHER ASSETS AND LIABILITIES - NET—0.9%[3]	1,595,232
	TOTAL NET ASSETS—100%	$182,156,369
At December 31, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
4U.S. Treasury Note 10-Year Long Futures	112	$13,665,750	March 2019	$322,623
4U.S. Treasury Long Bond Short Futures	23	$3,358,000	March 2019	$(152,247)
4U.S. Treasury Note 2-Year Short Futures	15	$3,184,688	March 2019	$(21,128)
4U.S. Treasury Ultra Bond Short Futures	11	$1,767,219	March 2019	$(93,488)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$55,760
Net Unrealized Appreciation (Depreciation) on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	The cost of investments for federal tax purposes amounts to $183,484,654.
Annual Shareholder Report
14

3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$177,233,380	$—	$177,233,380
Mortgage-Backed Securities	—	88,846	—	88,846
Foreign Governments/Agencies	—	1,146,562	—	1,146,562
Collateralized Mortgage Obligations	—	78,349	—	78,349
Repurchase Agreements	—	2,014,000	—	2,014,000
TOTAL SECURITIES	$—	$180,561,137	$—	$180,561,137
Other Financial Instruments[1]
Assets:	$322,623	$—	$—	$322,623
Liabilities:	(266,863)	—	—	(266,863)
TOTAL OTHER FINANCIAL INSTRUMENTS	$55,760	$—	$—	$55,760
1	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.05	$10.98	$10.97	$11.42	$11.43
Income From Investment Operations:
Net investment income[1]	0.30	0.31	0.34	0.37	0.40
Net realized and unrealized gain (loss)	(0.37)	0.12	0.07	(0.39)	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.43	0.41	(0.02)	0.43
Less Distributions:
Distributions from net investment income	(0.33)	(0.36)	(0.40)	(0.43)	(0.44)
Net Asset Value, End of Period	$10.65	$11.05	$10.98	$10.97	$11.42
Total Return[2]	(0.59)%	4.04%	3.82%	(0.24)%	3.79%
Ratios to Average Net Assets:
Net expenses	0.74%	0.74%	0.73%	0.73%	0.73%
Net investment income	2.83%	2.81%	3.10%	3.30%	3.53%
Expense waiver/reimbursement[3]	0.08%	0.06%	0.07%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$162,812	$185,026	$188,831	$198,990	$220,355
Portfolio turnover	19%	27%	26%	17%	18%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.01	$10.94	$10.93	$11.37	$11.38
Income From Investment Operations:
Net investment income[1]	0.27	0.28	0.31	0.34	0.38
Net realized and unrealized gain (loss)	(0.36)	0.12	0.07	(0.38)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.09)	0.40	0.38	(0.04)	0.39
Less Distributions:
Distributions from net investment income	(0.30)	(0.33)	(0.37)	(0.40)	(0.40)
Net Asset Value, End of Period	$10.62	$11.01	$10.94	$10.93	$11.37
Total Return[2]	(0.78)%	3.75%	3.53%	(0.44)%	3.51%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.98%	0.98%	0.98%
Net investment income	2.58%	2.56%	2.86%	3.04%	3.29%
Expense waiver/reimbursement[3]	0.07%	0.06%	0.07%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,344	$22,596	$23,920	$27,977	$33,857
Portfolio turnover	19%	27%	26%	17%	18%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value (identified cost $183,484,506)		$180,561,137
Cash		14,356
Restricted cash (Note 2)		26,919
Income receivable		1,792,675
Receivable for shares sold		18,364
Receivable for daily variation margin on futures contracts		56,122
TOTAL ASSETS		182,469,573
Liabilities:
Payable for shares redeemed	$242,486
Payable for investment adviser fee (Note 5)	2,565
Payable for administrative fees (Note 5)	399
Payable for auditing fees	22,800
Payable for portfolio accounting fees	23,133
Payable for distribution services fee (Note 5)	4,116
Payable for printing and postage	3,634
Accrued expenses (Note 5)	14,071
TOTAL LIABILITIES		313,204
Net assets for 17,112,583 shares outstanding		$182,156,369
Net Assets Consist of:
Paid-in capital		$179,701,704
Total distributable earnings		2,454,665
TOTAL NET ASSETS		$182,156,369
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($162,811,910 ÷ 15,290,687 shares outstanding), no par value, unlimited shares authorized		$10.65
Service Shares:
Net asset value per share ($19,344,459 ÷ 1,821,896 shares outstanding), no par value, unlimited shares authorized		$10.62
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Interest		$6,822,336
Expenses:
Investment adviser fee (Note 5)	$1,146,330
Administrative fee (Note 5)	153,054
Custodian fees	12,315
Transfer agent fee	18,808
Directors'/Trustees' fees (Note 5)	2,559
Auditing fees	26,829
Legal fees	10,379
Portfolio accounting fees	89,053
Distribution services fee (Note 5)	52,097
Printing and postage	75,143
Miscellaneous (Note 5)	29,086
TOTAL EXPENSES	1,615,653
Waiver:
Waiver of investment adviser fee (Note 5)	$(143,236)
Net expenses		1,472,417
Net investment income		5,349,919
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments		(261,142)
Net realized gain on futures contracts		168,785
Net change in unrealized appreciation of investments		(6,733,612)
Net change in unrealized depreciation of futures contracts		122,483
Net realized and unrealized gain (loss) on investments and futures contracts		(6,703,486)
Change in net assets resulting from operations		$(1,353,567)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,349,919	$5,883,584
Net realized gain (loss)	(92,357)	980,431
Net change in unrealized appreciation/depreciation	(6,611,129)	1,451,894
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,353,567)	8,315,909
Distributions to Shareholders (Note 2):
Primary Shares	(5,280,660)	(6,150,393)
Service Shares	(603,797)	(704,143)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,884,457)	(6,854,536)
Share Transactions:
Proceeds from sale of shares	10,374,695	14,911,393
Net asset value of shares issued to shareholders in payment of distributions declared	5,884,454	6,854,533
Cost of shares redeemed	(34,487,264)	(28,355,851)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(18,228,115)	(6,589,925)
Change in net assets	(25,466,139)	(5,128,552)
Net Assets:
Beginning of period	207,622,508	212,751,060
End of period	$182,156,369	$207,622,508
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
21

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver of $143,236 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $5,882,594.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
22

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $14,542,704 and $10,655,172, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest Rate Contracts	Receivable for daily variation margin on futures contracts	$55,760*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$168,785

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$122,483
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report
23

3. SHARES OF BENEFICIAL INTEREST
Year Ended December 31	2018		2017
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	926,837	$9,908,467	1,108,844	$12,178,568
Shares issued to shareholders in payment of distributions declared	501,964	5,280,660	572,662	6,150,393
Shares redeemed	(2,887,517)	(30,973,082)	(2,130,443)	(23,413,689)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,458,716)	$(15,783,955)	(448,937)	$(5,084,728)

Year Ended December 31	2018		2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	43,477	$466,228	250,406	$2,732,825
Shares issued to shareholders in payment of distributions declared	57,450	603,794	65,623	704,140
Shares redeemed	(330,799)	(3,514,182)	(450,145)	(4,942,162)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(229,872)	$(2,444,160)	(134,116)	$(1,505,197)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,688,588)	$(18,228,115)	(583,053)	$(6,589,925)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$5,884,457	$6,854,536
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$5,378,182
Net unrealized depreciation	$(2,923,517)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and mark-to-market of futures contracts.
At December 31, 2018, the cost of investments for federal tax purposes was $183,484,654. The net unrealized depreciation of investments for federal tax purposes was $2,923,517. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,107,198 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,030,715. The amounts presented are inclusive of derivative contracts.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the Adviser voluntarily waived $143,236 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Annual Shareholder Report
24

Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$52,097
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2018, FSC retained $21 of fees paid by the Fund. For the year ended December 31, 2018, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.73% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $207,028.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$35,793,703
Sales	$52,682,776
Annual Shareholder Report
25

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Annual Shareholder Report
26

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Quality Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
Annual Shareholder Report
27

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,009.50	$3.75
Service Shares	$1,000	$1,008.50	$5.01
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.50	$3.77
Service Shares	$1,000	$1,020.20	$5.04
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.74%
Service Shares	0.99%
Annual Shareholder Report
28

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2018
Federated Quality Bond Fund II (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its
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particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to
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its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because
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it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
36

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
37

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2018 through December 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was 0.45%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Bloomberg Barclays U.S. Mortgage Backed Securities Index and Bloomberg Barclays U.S. Government Bond Index, respectively, returned 0.95% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index included: (a) duration;2 and (b) security selection.
MARKET OVERVIEW
Domestic economic performance proved robust with real Gross Domestic Product (GDP) averaging 3.3% over the first three quarters (fourth quarter GDP was unavailable at time of publication) of the year accompanied by growth in nonfarm payrolls of 220,000 jobs per month. The U.S. unemployment rate fell from 4.1% to 3.8% led by gains in professional and business services, leisure/hospitality and manufacturing. With positive trends in wages, labor productivity, labor participation rate and inflation, the Federal Reserve (the “Fed”) continued on a steady path toward interest rate normalization. U.S. Treasury yields increased in concert with tighter monetary policy.
The federal funds target rate was increased 25 basis points each quarter to a range of 2.25% to 2.50% at year-end 2018. Additionally, the size of the Fed's balance sheet declined in accordance with the previously announced schedule. The combination of higher rates and a smaller balance sheet acted to tighten monetary policy from the accommodative stance at period outset. Market yields climbed along with the federal funds target rate, resulting in higher 30-year mortgage rates. The Mortgage Banker Association's (MBA) 30-year rate increased 60 basis points during the reporting period to 4.97%. Refinance activity declined precipitously. As a result, the MBA's refinance index fell 35%.
An environment of higher rates and greater volatility suppressed investor demand for many fixed-income investments. Spread sectors such as investment-grade corporate debt,3 high yield4 and mortgage-backed securities5 (MBS) all posted negative excess returns during the reporting period. Uncertainty resulting from concerns over trade tensions, signs of slower economic growth in Europe and Asia, “Brexit” (UK exiting the European Union), tighter U.S. monetary policy and political tensions resulted in risk-averse investor behavior.
The two- and ten-year U.S. Treasury yields increased 61 and 28 basis points to yield 2.49% and 2.68%, respectively.6
Duration
Portfolio effective duration was below that of the benchmark for a significant portion of the reporting period in a strategy designed to reduce the negative impact of rising interest rates. The strategy proved beneficial as rates increased. Interest rate strategy incorporated the use of traditional cash bond investments as well as derivatives in the form of U.S. Treasury futures contracts.7 Interest rate strategy had a positive impact on gross Fund performance as compared to the Blended Index.
Annual Shareholder Report
1

Security selection
As interest rates increased and home loan refinance activity slowed, the value of some MBS declined to a greater extent. For example, mortgage securities with certain factors that decrease the likelihood of refinancing—commonly referred to as specified pools—experienced a decline in the value of those characteristics when market yields increased to a significant extent. The value of prepayment protection fell when refinance activity for all mortgages was limited. Some portfolio holdings were of the variety that reduced prepayment risk in a lower rate environment and the value of those investments decreased in the rising rate environment. Security selection acted as a drag on Fund performance.
1	The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS) and Bloomberg Barclays U.S. Government Bond Index returned 0.99% and 0.88%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. The Fund's broad-based securities market index is the BBMBS. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II (the “Fund”) from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),2 the Bloomberg Barclays U.S. Government Bond Index (BBGI)3 and a blended index comprised of 67% BBMBS and 33% BBGI (“Blended Index”).2,3 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	0.45%	1.81%	2.59%
BBMBS	0.99%	2.53%	3.11%
BBGI	0.88%	1.99%	2.12%
Blended Index	0.95%	2.35%	2.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS, BBGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	49.5%
U.S. Treasury Securities	32.2%
U.S. Government Agency Securities	11.3%
Repurchase Agreements	2.5%
Non-Agency Mortgage-Backed Securities	1.9%
Asset-Backed Securities	1.6%
U.S. Government Agency Commercial Mortgage-Backed Securities	1.0%
Other Assets and Liabilities—Net[2,3]	0.0%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Represents less than 0.1%.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2018
Principal Amount		Value
	U.S. TREASURIES—32.2%
	U.S. Treasury Bonds—5.9%
$500,000	2.250%, 8/15/2046	$427,768
750,000	2.500%, 2/15/2045	680,133
1,500,000	2.750%, 8/15/2042	1,437,009
1,200,000	2.875%, 8/15/2045	1,169,830
1,250,000	3.000%, 11/15/2044	1,248,940
1,250,000	4.375%, 11/15/2039	1,534,375
500,000	4.750%, 2/15/2037	637,852
	TOTAL	7,135,907
	U.S. Treasury Notes—26.3%
525,000	1.375%, 9/30/2023	498,449
1,250,000	1.500%, 8/15/2026	1,153,125
1,000,000	1.625%, 10/31/2023	959,792
1,000,000	1.750%, 5/31/2022	976,635
1,500,000	1.875%, 1/31/2022	1,473,647
1,000,000	1.875%, 2/28/2022	982,084
2,000,000	1.875%, 3/31/2022	1,963,218
500,000	2.000%, 8/31/2021	493,884
3,500,000	2.000%, 2/15/2023	3,432,005
2,700,000	2.250%, 11/15/2027	2,610,245
4,000,000	2.375%, 1/31/2023	3,981,719
1,800,000	2.500%, 3/31/2023	1,800,305
8,250,000	2.750%, 8/15/2021	8,306,659
2,500,000	2.750%, 7/31/2023	2,526,758
500,000	3.125%, 11/15/2028	519,180
	TOTAL	31,677,705
	TOTAL U.S. TREASURIES (IDENTIFIED COST $38,858,628)	38,813,612
	ASSET-BACKED SECURITIES—1.6%
	Auto Receivables—1.0%
1,223,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	1,223,284
	Other—0.6%
231,355	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	231,552
269,363	Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	269,115
196,812	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	196,798
	TOTAL	697,465
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,919,974)	1,920,749
	GOVERNMENT AGENCIES—11.3%
	Federal Farm Credit System—1.0%
1,000,000	5.750%, 12/7/2028	1,226,036
	Federal Home Loan Bank System—5.7%
5,400,000	2.625%, 5/28/2020	5,406,404
1,100,000	7.125%, 2/15/2030	1,491,214
	TOTAL	6,897,618
	Federal Home Loan Mortgage Corporation—0.1%
72,000	6.750%, 9/15/2029	95,923
Annual Shareholder Report
5

Principal Amount		Value
	GOVERNMENT AGENCIES—continued
	Federal National Mortgage Association—1.2%
$1,500,000	2.125%, 4/24/2026	$1,434,158
	Tennessee Valley Authority Bonds—3.3%
1,700,000	2.875%, 2/1/2027	1,687,684
2,000,000	4.650%, 6/15/2035	2,300,451
	TOTAL	3,988,135
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $12,727,474)	13,641,870
	MORTGAGE-BACKED SECURITIES—49.5%
	Federal Home Loan Mortgage Corporation—17.8%
717,100	3.000%, 11/1/2045	701,193
816,597	3.000%, 10/1/2046	798,229
149,600	3.000%, 11/1/2046	146,048
1,757,714	3.500%, 7/1/2042	1,771,254
1,475,074	3.500%, 9/1/2043	1,485,054
1,112,354	3.500%, 7/1/2046	1,114,319
2,547,932	4.000%, 12/1/2041	2,621,091
280,586	4.000%, 1/1/2042	288,643
1,944,098	4.000%, 3/1/2046	1,986,553
785,988	4.000%, 11/1/2047	801,679
482,393	4.000%, 4/1/2048	492,023
2,525,139	4.000%, 7/1/2048	2,574,957
13,739	4.500%, 6/1/2019	13,751
35,819	4.500%, 10/1/2020	36,399
420,879	4.500%, 8/1/2040	440,316
916,039	4.500%, 12/1/2040	958,344
1,295,194	4.500%, 4/1/2041	1,354,200
7,609	5.000%, 7/1/2019	7,634
31,803	5.000%, 2/1/2021	32,259
468,900	5.000%, 1/1/2034	496,983
134,348	5.000%, 5/1/2034	142,437
118,499	5.000%, 4/1/2036	125,925
32,314	5.000%, 5/1/2036	34,329
25,335	5.000%, 6/1/2036	26,924
229,469	5.000%, 6/1/2040	243,288
12,135	5.500%, 12/1/2020	12,354
752,444	5.500%, 5/1/2034	806,083
14,463	5.500%, 12/1/2035	15,508
163,885	5.500%, 2/1/2036	175,862
11,429	5.500%, 5/1/2036	12,275
16,860	5.500%, 5/1/2036	18,098
58,031	5.500%, 5/1/2036	62,243
6,809	5.500%, 6/1/2036	7,316
3,879	5.500%, 6/1/2036	4,167
126,604	5.500%, 11/1/2037	136,068
228,567	5.500%, 1/1/2038	245,676
244,643	5.500%, 3/1/2040	262,554
5,733	6.000%, 1/1/2032	6,324
6,361	6.000%, 1/1/2032	7,077
34,715	6.000%, 2/1/2032	38,453
151,056	6.000%, 4/1/2036	167,612
Annual Shareholder Report
6

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$36,097	6.000%, 5/1/2036	$40,138
273,622	6.000%, 6/1/2037	305,183
31,170	6.000%, 7/1/2037	34,707
23,494	6.500%, 6/1/2022	24,497
1,335	6.500%, 5/1/2024	1,430
10,435	6.500%, 3/1/2029	11,553
4,977	6.500%, 6/1/2029	5,503
3,800	6.500%, 7/1/2029	4,212
627	6.500%, 9/1/2029	691
76,755	6.500%, 5/1/2031	85,180
2,579	7.000%, 12/1/2029	2,911
1,125	7.000%, 6/1/2030	1,260
243	7.000%, 11/1/2030	275
189,677	7.000%, 4/1/2032	217,254
19,104	7.500%, 12/1/2030	21,920
12,684	7.500%, 1/1/2031	14,523
4,203	8.500%, 5/1/2030	4,897
1,151	9.000%, 2/1/2025	1,269
1,067	9.000%, 5/1/2025	1,187
	TOTAL	21,450,092
	Federal National Mortgage Association—19.6%
1,467,691	3.000%, 10/1/2046	1,433,702
285,968	3.000%, 11/1/2046	279,345
1,437,815	3.000%, 1/1/2047	1,404,069
187,574	3.000%, 1/1/2047	183,172
83,468	3.000%, 2/1/2047	81,614
3,163,493	3.500%, 9/1/2042	3,188,604
1,963,476	3.500%, 8/1/2046	1,968,631
1,712,188	3.500%, 9/1/2046	1,718,289
1,828,308	3.500%, 12/1/2047	1,830,822
896,698	3.500%, 1/1/2048	897,091
480,487	4.000%, 2/1/2041	493,926
1,263,918	4.000%, 12/1/2041	1,299,271
999,712	4.000%, 4/1/2042	1,027,674
806,045	4.000%, 2/1/2048	822,798
874,471	4.000%, 2/1/2048	892,099
480,492	4.000%, 2/1/2048	490,178
6,499	4.500%, 12/1/2019	6,500
408,413	4.500%, 10/1/2041	427,195
731,246	4.500%, 1/1/2042	763,960
2,157,706	4.500%, 2/1/2042	2,254,235
349,664	5.000%, 7/1/2034	370,497
39,962	5.000%, 11/1/2035	42,465
295,210	5.000%, 7/1/2040	313,254
31,783	5.500%, 11/1/2021	32,600
152,151	5.500%, 9/1/2034	163,651
88,001	5.500%, 1/1/2036	94,632
103,455	5.500%, 4/1/2036	111,203
34,391	6.000%, 8/1/2021	35,365
4,724	6.000%, 7/1/2029	5,143
Annual Shareholder Report
7

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$2,692	6.000%, 5/1/2031	$2,969
13,203	6.000%, 5/1/2036	14,646
220,180	6.000%, 7/1/2036	244,914
7,041	6.000%, 7/1/2036	7,821
59,445	6.000%, 9/1/2037	66,125
136,375	6.000%, 11/1/2037	151,890
56,674	6.000%, 12/1/2037	60,827
137,884	6.000%, 3/1/2038	153,984
1,960	6.500%, 6/1/2029	2,187
4,190	6.500%, 6/1/2029	4,656
707	6.500%, 6/1/2029	787
313	6.500%, 7/1/2029	348
583	6.500%, 7/1/2029	606
252	6.500%, 7/1/2029	280
6,943	6.500%, 7/1/2029	7,739
29	6.500%, 7/1/2029	32
344	6.500%, 7/1/2029	381
279	6.500%, 8/1/2029	305
9,605	6.500%, 9/1/2030	10,719
29,763	6.500%, 6/1/2031	33,261
24,377	6.500%, 4/1/2032	27,067
10,551	6.500%, 11/1/2035	11,733
2,379	7.000%, 2/1/2024	2,546
3,920	7.000%, 10/1/2029	4,404
13,855	7.000%, 10/1/2029	15,711
4,559	7.000%, 11/1/2030	5,206
100,956	7.000%, 4/1/2031	115,548
92,371	7.000%, 4/1/2032	105,218
2,250	7.500%, 8/1/2028	2,527
294	7.500%, 9/1/2028	331
3,960	7.500%, 2/1/2030	4,524
2,928	8.000%, 7/1/2030	3,412
1,881	8.000%, 7/1/2030	2,189
	TOTAL	23,696,878
	Government Agency—0.5%
582,336	FDIC Trust 2013-R2, Class A,1.250%, 3/25/2033	568,718
	Government National Mortgage Association—11.6%
3,603,097	3.500%, 6/20/2046	3,635,662
1,306,170	3.500%, 8/20/2047	1,316,751
2,769,078	3.500%, 9/20/2047	2,786,749
664,473	4.500%, 6/20/2039	696,114
582,017	4.500%, 10/15/2039	611,687
769,057	4.500%, 8/20/2040	805,678
1,986,476	4.500%, 9/20/2048	2,056,860
363,460	5.000%, 7/15/2034	383,656
30,005	6.000%, 4/15/2032	33,248
63,935	6.000%, 5/15/2032	71,191
146,259	6.000%, 4/15/2036	164,958
236,695	6.000%, 5/15/2036	266,702
297,872	6.000%, 5/15/2036	335,715
Annual Shareholder Report
8

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$48,233	6.000%, 7/20/2036	$53,577
45,723	6.000%, 5/20/2037	50,888
261,935	6.000%, 7/20/2038	292,192
6,282	6.500%, 12/15/2023	6,650
11,926	6.500%, 5/15/2024	12,674
2,997	6.500%, 6/15/2029	3,338
5,214	6.500%, 6/15/2031	5,813
5,891	6.500%, 7/20/2031	6,629
5,663	6.500%, 8/20/2031	6,369
26,319	6.500%, 10/15/2031	29,673
63,162	6.500%, 12/15/2031	70,849
7,872	6.500%, 4/15/2032	8,818
30,251	6.500%, 5/15/2032	33,933
213,959	6.500%, 5/15/2032	241,987
1,765	7.500%, 10/15/2029	2,020
409	7.500%, 10/15/2029	471
5,294	7.500%, 3/20/2030	6,040
1,067	8.000%, 4/15/2030	1,252
	TOTAL	13,998,144
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $58,867,819)	59,713,832
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.9%
	Non-Agency Mortgage-Backed Securities—1.9%
120,761	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	80,363
331,751	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	327,113
724,209	Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	713,727
1,187,876	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	1,171,576
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,393,812)	2,292,779
	COMMERCIAL MORTGAGE-BACKED SECURITY—1.0%
	Agency Commercial Mortgage-Backed Securities—1.0%
1,250,000	FHLMC REMIC, Series K054, Class A2, 2.745%, 1/25/2026 (IDENTIFIED COST $1,287,410)	1,219,035
	REPURCHASE AGREEMENT—2.5%
3,019,000	Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $3,019,000)	3,019,000
	TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $119,074,117)[1]	120,620,877
	OTHER ASSETS AND LIABILITIES - NET—0.0%[2]	32,847
	TOTAL NET ASSETS—100%	$120,653,724
1	The cost of investments for federal tax purposes amounts to $118,992,866.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
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9

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2018, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
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Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.73	$10.78	$10.88	$11.12	$10.95
Income From Investment Operations:
Net investment income[1]	0.24	0.23	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.20)	(0.03)	(0.06)	(0.19)	0.23
TOTAL FROM INVESTMENT OPERATIONS	0.04	0.20	0.17	0.06	0.50
Less Distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.27)	(0.30)	(0.33)
Net Asset Value, End of Period	$10.52	$10.73	$10.78	$10.88	$11.12
Total Return[2]	0.45%	1.92%	1.61%	0.52%	4.62%
Ratios to Average Net Assets:
Net expenses	0.78%	0.78%	0.76%	0.76%	0.76%
Net investment income	2.28%	2.13%	2.12%	2.25%	2.45%
Expense waiver/reimbursement[3]	0.08%	0.07%	0.06%	0.03%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$120,654	$132,958	$152,795	$168,742	$187,012
Portfolio turnover	64%	24%	53%	34%	51%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	64%	24%	41%	27%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value (identified cost $119,074,117)		$120,620,877
Cash		477
Income receivable		592,020
Receivable for shares sold		48,269
TOTAL ASSETS		121,261,643
Liabilities:
Payable for shares redeemed	$568,401
Payable for investment adviser fee (Note 5)	1,696
Payable for administrative fees (Note 5)	265
Payable for portfolio accounting fees	24,442
Accrued expenses (Note 5)	13,115
TOTAL LIABILITIES		607,919
Net assets for 11,474,426 shares outstanding		$120,653,724
Net Assets Consist of:
Paid-in capital		$118,170,442
Total distributable earnings (loss)		2,483,282
TOTAL NET ASSETS		$120,653,724
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$120,653,724 ÷ 11,474,426 shares outstanding, no par value, unlimited shares authorized		$10.52
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended December 31, 2018
Investment Income:
Interest		$3,821,903
Net income on securities loaned		1,260
TOTAL INCOME		3,823,163
Expenses:
Investment adviser fee (Note 5)	$749,915
Administrative fee (Note 5)	100,126
Custodian fees	17,082
Transfer agent fee	12,497
Directors'/Trustees' fees (Note 5)	2,014
Auditing fees	25,360
Legal fees	10,322
Portfolio accounting fees	86,371
Printing and postage	42,900
Miscellaneous (Note 5)	21,624
TOTAL EXPENSES	1,068,211
Waiver:
Waiver of investment adviser fee (Note 5)	$(95,961)
Net expenses		972,250
Net investment income		2,850,913
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(1,264,848)
Net change in unrealized appreciation of investments		(1,271,303)
Net realized and unrealized loss on investments		(2,536,151)
Change in net assets resulting from operations		$314,762
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,850,913	$3,052,594
Net realized loss	(1,264,848)	(44,101)
Net change in unrealized appreciation/depreciation	(1,271,303)	(149,444)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	314,762	2,859,049
Distributions to Shareholders (Note 2)	(3,072,484)	(3,508,674)
Share Transactions:
Proceeds from sale of shares	12,071,536	10,604,671
Net asset value of shares issued to shareholders in payment of distributions declared	3,072,484	3,508,674
Cost of shares redeemed	(24,690,505)	(33,301,113)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,546,485)	(19,187,768)
Change in net assets	(12,304,207)	(19,837,393)
Net Assets:
Beginning of period	132,957,931	152,795,324
End of period	$120,653,724	$132,957,931
See Notes which are an integral part of the Financial Statements
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14

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
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Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense waiver of $95,961 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017 were from net investment income.
Undistributed net investment income at December 31, 2017 was $3,071,352.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2018 and for the period then ended, the Fund had no outstanding futures contracts.
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Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of December 31, 2018, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	1,157,893	987,615
Shares issued to shareholders in payment of distributions declared	298,589	332,891
Shares redeemed	(2,377,228)	(3,105,366)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(920,746)	(1,784,860)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$3,072,484	$3,508,674
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,867,594
Net unrealized appreciation	$1,606,514
Capital loss carry forwards and deferrals	$(1,990,826)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales, deferral of straddle loss and dollar-roll transactions.
At December 31, 2018, the cost of investments for federal tax purposes was $118,992,866. The net unrealized appreciation of investments for federal tax purposes was $1,606,514. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,644,826 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,038,312.
At December 31, 2018, the Fund had a capital loss carryforward of $1,990,826 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
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The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$687,679	$1,303,147	$1,990,826
At December 31, 2018, for federal income tax purposes, the Fund had $21,497 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the Adviser voluntarily waived $95,961 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$—
Sales	$8,810,372
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18

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Annual Shareholder Report
19

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 15, 2019
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1//2018	Ending Account Value 12/30/2018	Expenses Paid During Period[1]
Actual	$1,000	$1,017.40	$3.97
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.30	$3.97
1	Expenses are equal to the Fund's annualized net expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2018
Federated Fund for U.S. Government Securities II (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its
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particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to
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its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance was at the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because
Annual Shareholder Report
28

it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
29

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
30

Notes
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Notes
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Notes
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $181,350

Fiscal year ended 2017 - $204,590

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $22,091

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, KPMG LLP (“KPMG”), has the ability to exercise objective and impartial judgment on all issues encompassed within its audit services. KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, KPMG informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 15, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 15, 2019